                                                                    EXHIBIT 10.7
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                            475 PARK AVENUE SO. CO.


                                                                       Landlord,



                    INTELLIQUEST INFORMATION GROUPS, INC.,



                                                                         Tenant.


                             --------------------
                                     LEASE
                             --------------------








Premises: 475 Park Avenue South
          Part of the 17th Floor
          New York, New York 10022


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

                               TABLE OF CONTENTS
                               -----------------

                                                                           PAGE
                                                                           ----
ARTICLE 1   Premises.....................................................   1
ARTICLE 2   Commencement of Term.........................................   1
ARTICLE 3   Rent.........................................................   2
ARTICLE 4   Use..........................................................   3
ARTICLE 5   Alterations, Fixtures........................................   4
ARTICLE 6   Repairs......................................................   6
ARTICLE 7   Floor Load; Noise............................................   6
ARTICLE 8   Laws, Ordinances, Requirements of Public Authorities.........   7
ARTICLE 9   Insurance....................................................   7
ARTICLE 10  Damage by Fire or Other Cause................................   9
ARTICLE 11  Assignment, Subletting, Mortgaging...........................   9
ARTICLE 12  Liability and Indemnity of Landlord and Tenant...............  14
ARTICLE 13  Moving of Heavy Equipment....................................  16
ARTICLE 14  Condemnation.................................................  16
ARTICLE 15  Entry, Right to Change Public Portions of the Building.......  17
ARTICLE 16  Conditional Limitations, Etc.................................  17
ARTICLE 17  Mechanic's Liens.............................................  22
ARTICLE 18  Landlord's and Tenant's Right to Perform Obligations.........  22
ARTICLE 19  Covenant of Quiet Enjoyment..................................  23
ARTICLE 20  Excavation...................................................  23
ARTICLE 21  Services and Equipment.......................................  23
ARTICLE 22  Escalation...................................................  25
ARTICLE 23  Electric Inclusion...........................................  29
ARTICLE 24  Broker.......................................................  32
ARTICLE 25  Subordination and Ground Lease...............................  32
ARTICLE 26  Estoppel Certificate.........................................  34
ARTICLE 27  Waiver of Jury Trial.........................................  35
ARTICLE 28  Surrender of Premises........................................  35
ARTICLE 29  Rules and Regulations........................................  35
ARTICLE 30  Successors and Assigns and Definitions.......................  36
ARTICLE 31  Notices......................................................  37
ARTICLE 32  No Waiver; Entire Agreement..................................  37
ARTICLE 33  Captions.....................................................  38
ARTICLE 34  Inability to Perform.........................................  38
ARTICLE 35  No Representations by Landlord...............................  39
ARTICLE 36  Rent Control.................................................  39
ARTICLE 37  Late Payment Charges.........................................  39
ARTICLE 38  Security Deposit.............................................  39
            SCHEDULE A  Floor Plan.......................................  46
            SCHEDULE B  Landlord's Work..................................  47
            SCHEDULE C  Description of Land..............................  50
            SCHEDULE D  Rules and Regulations............................  51
            SCHEDULE E  Cleaning Specifications..........................  54
            SCHEDULE F  Definitions......................................  56

          INDENTURE OF LEASE ("Lease") made this 1st day of April, 1998, between 475 PARK AVENUE SO. CO., a New York partnership, having an office at 750 Lexington Avenue, New York, New York 10022 ("Landlord") and INTELLIQUEST INFORMATION GROUP, INC., a Delaware corporation, having an office at ___________ _______________________________________________ ("Tenant").

                                  WITNESSETH:

                                   ARTICLE 1

                                   Premises

          Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the following space ("Demised Premises"): part of the 17th Floor, as shown on the floor plan (Schedule A) attached hereto, in the office building known as and by the street number 475 Park Avenue South., in the Borough of Manhattan, City and State of New York ("Building"), upon and subject to the terms, covenants and conditions hereafter set forth.

          TO HAVE AND TO HOLD the Demised Premises unto Tenant for a term commencing on the "Commencement Date" (as defined in Article 2 hereof) and ending on a date (the "Expiration Date") which shall be five (5) years and five
(5) months after the Commencement Date, plus the number of days required, if any, to have such term expire on the last day of the calendar month, or on such earlier date upon which said term may expire or terminate pursuant to any of the conditions or covenants of this lease or pursuant to law.

          IT IS MUTUALLY COVENANTED AND AGREED between Landlord and Tenant as follows:

                                   ARTICLE 2

                             Commencement of Term

          Section 2.01. The term of this Lease and the payment of minimum rent hereunder shall commence on the date that Landlord's work set forth on Schedule B shall be substantially completed (the "Commencement Date") and Landlord shall deliver possession of the Demised Premises on the Commencement Date. Except as set forth on Schedule B, Landlord shall have no obligation to perform any other work in connection with preparing the Demised Premises for Tenant's occupancy. Landlord's work shall be deemed to be substantially completed where all of Landlord's work, except for minor details or adjustments, none of which materially interfere with Tenant's use of the Demised Premises, have been completed. However, if Tenant shall enter into possession of the Demised Premises and commence the conduct of its business, (exclusive of installation of its furniture, fixtures and equipment therein), the Commencement Date shall be the date of such entry regardless of whether the foregoing events shall have occurred.

          Section 2.02. Tenant has fully inspected the Demised Premises, is familiar with the condition thereof and agrees to accept possession of the same on the Commencement Date in their present "As Is" condition, except for Landlord's work as set forth in Schedule B, and except for latent defects.

          Section 2.03. If, prior to the Commencement Date, Tenant shall enter the Demised Premises to make any installations, Landlord shall have no liability or obligation for the care or preservation of Tenant's property, except if due to the negligence of Landlord, its agents, contractors and employees.

          Section 2.04. Promptly after the Commencement Date, Landlord and Tenant will execute a statement in recordable form confirming the Commencement and Expiration Dates of this Lease, in accordance with the foregoing provisions

                                   ARTICLE 3

                                     Rent

          Section 3.01. Tenant shall pay, as rent for the Demised Premises, the following:

               (a) a fixed minimum rent (the "minimum rent") at the following annual rates:

                    (i) $128,425.00 per annum (or $10,702.08 per month) for the first three (3) years following the Commencement Date, provided that if the Commencement Date is other than the first day of the month, then the minimum rent for the month in which the Commencement Date occurs shall be prorated; and

                    (ii) $133,095.00 per annum (or $11,091.25 per month) for the last two (2) years and five (5) months of the term hereof; and

               (b) all other sums and charges required to be paid by Tenant under the terms of this Lease (including without limitation, the payments required to be made under Article 22), which shall be deemed to be and are sometimes referred to hereafter as additional rent.

          Section 3.02. Notwithstanding the provisions of Section 3.01 hereof, and provided Tenant is not then in default hereunder after any applicable notice and expiration of any applicable cure period, Tenant shall be entitled to an abatement of part of the minimum rent only in the amount of $9,534.58 for the 1st, 2nd, 3rd, 16th and 17th months following the Commencement Date, provided that the balance of minimum rent of $1,167.50 for said months shall be due and payable. Tenant acknowledges that the consideration for the aforesaid abatement of minimum rent is Tenant's agreement to perform all of the terms, covenants and conditions of this Lease on its part to be performed. Therefore, if Tenant shall be in default under any of such terms, covenants and conditions, the aggregate amount of all minimum rent that was abated shall immediately thereafter become due and payable by Tenant to Landlord, Landlord shall be entitled to the same rights and remedies as in the event of Tenant's default in the payment of minimum rent. Except as otherwise expressly set forth herein, Tenant shall be required to pay additional rent and all other sums form and after the Commencement Date.

          Section 3.03. The minimum rent shall be payable in equal monthly installments in advance on the first business day of each and every month during the term of this Lease, except that the first installment shall be paid upon the execution of this Lease.

          Section 3.04. Tenant shall pay the minimum rent and additional rent in lawful money of the United States which shall be legal tender for the payment of all debts, public and private, at the time of payment and such portion thereof which is payable directly to Landlord shall be paid at the principal place of business of Landlord, to wit: 750 Lexington Avenue, New York, New York 10022, or at such other place as Landlord may designate by written notice to Tenant.

          Section 3.05. The minimum rent and additional rent shall be payable by Tenant without any set-off, abatement or deduction whatsoever and without notice or demand, except as otherwise expressly provided herein.

                                   ARTICLE 4

                                      Use

          Section 4.01. Tenant shall use and occupy the Demised Premises only for the purposes of general, executive and administrative offices.

          Section 4.02. Notwithstanding the provisions of Section 4.01, Tenant shall not use or allow the use of the Demised Premises or any part thereof (1) for the cooking and/or sale of food, however Tenant may warm food through a microwave; (2) for storage for sale of any alcoholic beverage in the Demised Premises; (3) for the storage and retail sale to the general public of any product or material from the Demised Premises; (4) for manufacturing or printing purposes; (5) for the conduct of a school or training facility or similar type of business which results in the presence of the general public in the Demised Premises; (6) for the conduct of the business of an employment agency or personnel agency; (7) for the conduct of any public auction or public exhibition; (8) for occupancy by a foreign, United States, state, municipal or other governmental or quasi-governmental body, agency or department or any authority or other entity which is affiliated therewith or controlled thereby and which has diplomatic or sovereign immunity or the like with respect to a commercial lease; (9) for messenger or delivery service (excluding Tenant's own employees or outside services); (10) as a public stenographer or typist; (11) as a telephone or telegraph agency; (12) as a company engaged in the business of renting office(s) or desk space in the Demised Premises; (13) as medical offices or a laboratory; (14) as a travel agency; (15) as a dating service; or (16) as a restaurant.

          Section 4.03. If any governmental license or permit, other than a Certificate of Occupancy, shall be required for the proper and lawful conduct of Tenant's business in the Demised Premises, or any part thereof, and if failure to secure such license or permit would in any way affect Landlord, Tenant, at its expense, shall duly procure and thereafter maintain such license or permit and submit the same for inspection by Landlord. Tenant shall at all times comply with the terms and conditions of each such license or permit.

          Section 4.04. Tenant shall not at any time use or occupy, or suffer or permit anyone to use or occupy, the Demised Premises, or do or permit anything to be done in the Demised Premises, in violation of the Certificate of Occupancy for the Demised Premises or for the Building, and will not permit or cause any act to be done or any condition to exist on the Demised Premises which may be dangerous unless safeguarded as required by law, or which in law constitutes a nuisance, public or private, or which may make void or voidable any insurance then in force covering the Building and building equipment.

                                   ARTICLE 5

                             Alterations, Fixtures

          Section 5.01. Tenant without Landlord's prior consent shall make no alterations, installations, additions, or improvements in or to the Demised Premises ("work"), including, but not limited to a water cooler, an air conditioning or cooling system, or any unit or part thereof or other apparatus of like or other nature, paneling, partitions, railings, mezzanine floors, galleries and the like. However, Tenant may make non-structural interior changes and improvements, subject to Landlord' s consent which shall not be unreasonably withheld or delayed. If any contractor, other than Landlord, shall perform work, such contractor shall first be approved by Landlord, and as a condition of such approval, Tenant shall pay to Landlord ten (10%) percent of the cost of such work for supervision, coordination and other expenses incurred by Landlord in connection therewith. However, such ten (10%) charge shall not be applicable to the initial work performed in the Demised Premises or to painting, wall covering, floor covering and furnishings. Workers' compensation and public liability insurance and property damage insurance, all in amounts and with companies and/or forms reasonably satisfactory to Landlord, shall be provided and at all times maintained by Tenant's contractors engaged in the performance of the work, and before proceeding with the work certificates of such insurance shall be furnished to Landlord. If consented to by Landlord, all such work shall be done at Tenant's sole expense and at such times and in such manner as Landlord may from time to time designate and in full compliance with all governmental authorities having jurisdiction thereover. Upon completion of the work, Tenant shall deliver to Landlord full scale "as built" plans for the same. All work affixed to the realty or if not so affixed but for which Tenant shall have received a credit (other than Tenant's trade fixtures), shall become the property of Landlord and shall remain upon, and be surrendered with, the Demised Premises as a part thereof at the end of the term, without allowance to Tenant or charge to Landlord, unless Landlord elects otherwise on notice to Tenant given at any time prior to or on any termination of this Lease. If Landlord shall elect, otherwise, then all such work or such portion thereof as Landlord shall elect shall be removed by Tenant and Tenant shall restore the Demised Premises to its original condition, at Tenant's expense. If any Building facilities or services, including but not limited to air-conditioning and ventilating equipment installed by Landlord and adversely affected or damaged by reason of work by Tenant, Tenant, at its expense, shall repair such damage and shall correct the work so as to prevent any further damage or adverse affect on such facilities or services.

          Section 5.02. Prior to commencing any work pursuant to the provisions of Section 5.01, Tenant shall furnish to Landlord:

               (a)  Plans and specifications for the work.

               (b) Copies of all governmental permits and authorizations which may be required in connection with such work.

               (c) A certificate evidencing that Tenant (or Tenant's contractor) has procured worker's compensation insurance covering all persons employed in connection with the work who might assert claims for death or bodily injury against Overlandlord, as defined in Article 25, Landlord, Tenant or the Building.

               (d) Such additional personal injury and property damage insurance (over and above the insurance required to be carried by Tenant pursuant to the provisions of Section 9.03) as Landlord may reasonably require because of the nature of the work to be done by Tenant.

               (e) If such work shall exceed $25,000, a bond or other security satisfactory to Landlord in the amount of one hundred ten (110%) percent of the aggregate cost of the work to insure completion of the work.

          Section 5.03. Where furnished by or at the expense of Tenant (except the replacement of an item theretofore furnished and paid for by Landlord or for which Tenant has received a credit), all movable property, furniture, furnishings and trade fixtures ("personalty") other than those affixed to the realty shall remain the property of and shall be removed by Tenant on or prior to any termination or expiration of this Lease, and, in the case of damage by reason of such removal, Tenant, at Tenant's expense, promptly shall repair the damage. If Tenant does not remove any such personalty, Landlord, at its election, (a) may cause the personalty to be removed and placed in storage at Tenant's expense or (b) may treat the personalty as abandoned and may dispose of the personalty as it sees fit without accounting to Tenant for any proceeds realized upon such disposal.

          Section 5.04. Tenant agrees that the exercise of its rights pursuant to the provisions of this Article 5 shall not be done in a manner which would create any work stoppage, picketing, labor disruption or dispute or violate Landlord's union contracts affecting the Building or unreasonably interfere with the business of Landlord or any Tenant or occupant of the Building. In the event of the occurrence of any condition described above arising from the exercise by Tenant of its right pursuant to the provisions of this Article 5, Tenant shall, immediately upon written notice from Landlord, cease the manner of exercise of such right giving rise to such condition. In the event Tenant fails to cease such manner of exercise of its rights as aforesaid, Landlord, in addition to any rights available to it under this Lease and pursuant to law, shall have the right to injunction without notice. With respect to Tenant's work, Tenant shall make all arrangements for, and pay all expenses incurred in connection with, use of the freight elevators servicing the Demised Premises during those hours other than as provided in Section 21.01 (a).

                                   ARTICLE 6

                                    Repairs

          Section 6.01. Tenant shall take good care of the Demised Premises and the fixtures and appurtenances therein and of all portions of the HVAC, mechanical, plumbing and electrical systems within and exclusively serving the Demised Premises, and at its sole cost and expense make all non-structural repairs thereto as and when needed to preserve them in good working order and condition. All damage or injury to the Demised Premises or the Building or to any building equipment caused by Tenant moving property in or out of the Building or by installation or removal of personalty or resulting from negligence or conduct of Tenant, its employees, agents, contractors, customers, invitees and visitors, shall be repaired, promptly by Tenant at Tenant's expense, and whether or not involving structural changes or alterations, to the reasonable satisfaction of Landlord. All repairs shall include replacements or substitutions where necessary and shall be at least equal to the quality, class and value of the property repaired, replaced or substituted and shall be done in a good and workmanlike manner.

          Section 6.02. Landlord shall, at Landlord's sole expense, perform all maintenance, repairs and replacements, structural and otherwise, to the exterior and public portions of the Building and the Building systems, and structural parts of the Demised Premises unless Tenant is required to make them under the provisions of Section 6.01, or unless required as a result of the performance or existence of alterations performed by Tenant or on its behalf, in which event Tenant, at its expense, shall perform such maintenance, repairs or replacement. Landlord shall have no liability to Tenant by reason of any inconvenience, annoyance, interruption or injury to business arising from Landlord's making any repairs or changes which Landlord is required or permitted by this Lease, or required by law, to make in or to any portion of the Building or the Demised Premises, or in or to the fixtures, equipment or appurtenances of the Building or the Demised Premises. However, Landlord shall use reasonable efforts to make such repairs or changes in a manner to minimize its interference with the normal conduct of Tenant's business, provided Landlord shall not be required to employ overtime or premium labor.

          Section 6.03. Tenant shall not store or place any materials or other obstructions in the lobby or other public portions of the Building, or on the sidewalk abutting the Building.

                                   ARTICLE 7

                               Floor Load; Noise

          Section 7.01. Tenant shall not place a load upon any floor of the Demised Premises which exceeds the load per square foot which such floor was designed to carry (50 lbs. live load per square foot) and which is allowed by law.

          Section 7.02. Business machines and mechanical equipment belonging to Tenant which cause noise, vibration or any other nuisance that may be transmitted to the structure or other portions of the Building or to the Demised Premises, to such a degree as to be reasonably objectionable to Landlord or which unreasonably interfere with the use or enjoyment by other tenants of their premises or the public portions of the Building, shall be placed and maintained by Tenant, at Tenant's expense, in settings of cork, rubber or spring type vibration eliminators sufficient to eliminate such objectionable or interfering noise or vibration.

                                   ARTICLE 8

             Laws, Ordinances, Requirements of Public Authorities

          Section 8.01.

               (a) Tenant, at its expense, from and after the Commencement Date, shall comply with all laws, orders, ordinances, rules and regulations and directions of Federal, State, County and Municipal authorities and departments thereof having jurisdiction over the Demised Premises, including without limitation the Americans With Disabilities Act ("Governmental Requirements") referable to Tenant or the Demised Premises, arising by reason of (i) Tenant's occupancy, use or manner of use of the Demised Premises, or any installations made therein by or at Tenant's request, or (ii) any default by Tenant under this Lease.

               (b) Landlord, at its expense, shall comply with Governmental Requirements relating to the public portions of the Building and that Tenant is not obligated to comply with them under the provisions of subdivision (a) of this Section. Landlord, at its expense, may contest the validity of any Governmental Requirements and postpone compliance therewith pending such contest.

                                   ARTICLE 9

                                   Insurance

          Section 9.01.  [PAGE IS MISSING]

          Section 9.02.  [PAGE IS MISSING]

          Section 9.03.

               (a) Tenant covenants to provide on or before the Commencement Date and to keep in force during the term hereof, the following insurance:

                    (i) A commercial policy of liability insurance protecting and indemnifying Landlord, Tenant and Overlandlord (as defined in Article 25) against any and all claims for personal injury, death or property damage occurring upon, in or about the Demised Premises, and the public portions of the Building used by Tenant, its employees, agents, contractors, customers, invitees, and visitors, including, without limitation, personal injury, death or property damage resulting from any work performed by or on behalf of Tenant, with coverage of not less than an aggregate of $3,000,000.00 combined single limit for personal injury, death and property damage arising out of one occurrence or accident.

                    (ii) Fire and extended coverage in an amount adequate to cover the cost of replacement of all personal property, fixtures, furnishings and equipment, including Landlord's work as set forth in Schedule B and Tenant's work as set forth in Section 5.01, located in the Demised Premises.

               (b) All such insurance shall (i) be effected under valid and enforceable policies, (ii) be issued by insurers of recognized responsibility authorized to do business in the State of New York, (iii) contain a provision whereby the insurer agrees not to cancel the insurance without at least thirty (30) days' prior written notice to Landlord, and
     (iv) contain a provision that no act or omission of Tenant shall result in forfeiture of the insurance as against Landlord only.

          On or before the Commencement Date, Tenant shall deliver to Landlord duplicate originals of the aforesaid policies or certificates evidencing the aforesaid insurance coverage, and renewal policies or certificates shall be delivered to Landlord at least thirty (30) days prior to the expiration date of each policy with proof of payment of the premiums thereof.

          Section 9.04. Landlord and Tenant shall each secure an appropriate clause in, or an endorsement upon, each fire or extended coverage policy obtained by it and covering the Building, the Demised Premises or the personal property, fixtures and equipment located therein or thereon, pursuant to which the respective insurance companies waive subrogation or permit the insured, prior to any loss, to agree with a third party to waive any claim it might have against said third party. The waiver of subrogation or permission for waiver of any claim herein before referred to shall extend to the agents of each party and its employees and, in the case of Tenant, shall also extend to all other persons and entities occupying or using the Demised Premises in accordance with the terms of this lease. If and to the extent that such waiver or permission can be obtained only upon payment of an additional charge, then, the party benefitting from the waiver or permission shall pay such charge upon demand, or shall be deemed to have agreed that the party obtaining the insurance coverage in question shall be free of any further obligations under the provisions hereof relating to such waiver or permission.

          Subject to the foregoing provisions of this Section 9.04, and insofar as may be permitted by the terms of the insurance policies carried by it, (i) each party hereby releases the other with respect to any claim (including a claim for negligence) which it might otherwise have against the other party for loss, damages or destruction with respect to its property by fire or other casualty (including rental value or business interruption, as the case may be) occurring during the term of this Lease covered by insurance, and (ii) Tenant releases other tenants but only to the extent that the policies of such other tenants permit a similar waiver for the benefit of Tenant and such other tenant gives such a waiver.

                                  ARTICLE 10

                         Damage by Fire or Other Cause

          Section 10.01. If the Demised Premises shall be damaged by fire (or other hazards included in extended coverage endorsements to fire insurance policies covering property in the City of New York), the damage shall be repaired as promptly as practical by and at the expense of Landlord and the minimum rent until such repairs shall be made, shall be apportioned and abated according to the part of the Demised Premises which is usable by Tenant. Landlord shall have no responsibility to repair any damage to Landlord's work as set forth in Schedule B and to Tenant's work (as referred to in Section 5.01), the same being the responsibility of Tenant. No penalty shall accrue for delays which may arise by reason of adjustment of insurance. by Landlord, unavoidable delays (as hereinafter defined), or any other cause beyond Landlord's reasonable control. Tenant shall give immediate notice to Landlord in case of fire or other damage to the Demised Premises of which Tenant has knowledge. If the Demised Premises are totally or substantially damaged or are rendered wholly or substantially untenantable by fire or any such other casualty and if Landlord decides not to restore or rebuild the same, or if the Building shall be so damaged that Landlord shall decide to demolish it or to rebuild it (whether or not the Demised Premises shall have been damaged), Landlord at its election shall, within sixty (60) days after such fire or other casualty, notify Tenant of such decision, and thereupon the term of this Lease shall expire by lapse of time upon the third (3rd) day after such notice is given, and Tenant shall vacate and surrender the Demised Premises to Landlord. Tenant hereby waives the provisions of Section 227 of the Real Property Law, and the provisions of this Article shall govern and control in lieu thereof. Notwithstanding the foregoing, if Landlord does not substantially complete such repairs within one hundred eighty (180) days following the date of such casualty, then Tenant may elect to terminate this Lease by notice to Landlord within ten (10) days following the expiration of such one hundred eighty (180) day period, and thereupon the term of this Lease shall expire on the thirtieth (30th) day after such notice is given, and Tenant shall vacate and surrender the Demised Premises to Landlord, unless within such thirty (30) day period, Landlord substantially completes such restoration or rebuilding in which event this Lease shall remain in full force and effect.

          Section 10.02. No damages or compensation shall be payable by Landlord nor shall Tenant make any claim for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Demised Premises or of the Building.

                                  ARTICLE 11

                      Assignment, Subletting, Mortgaging

          Section 11.01. Tenant will not, by operation of law or otherwise, assign, mortgage or encumber this Lease or sublet or permit the Demised Premises or any part thereof to be used by others, without Landlord's prior written consent in each instance, which shall not be unreasonably withheld or delayed subject to and upon compliance with the provisions of Section 11.05. If this Lease be assigned, or if the Demised Premises or any part thereof be underlet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, undertenant or occupant, and apply the net amount collected to the rent herein reserved, but no assignment, underletting, occupancy or collection shall be deemed a waiver of the provisions hereof, the acceptance of the assignee, undertenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to any assignment, subletting, mortgage or encumbrance shall not in any manner be construed to relieve Tenant from obtaining Landlord's express written consent to any other or further assignment, subletting, mortgage or encumbrance. In no event shall any permitted sublessee assign or encumber its sublease or further sublet all or any portion of its sublet space, or otherwise suffer or permit the sublet space or any part thereof to be used or occupied by others, without Landlord's prior written consent in each instance.

          Section 11.02. If Tenant shall at any time or times during the term of this Lease desire to assign this Lease or sublet all or part of the Demised Premises, Tenant shall give written notice thereof to Landlord, which notice shall be accompanied by (a) a conformed or photostatic copy of the proposed assignment or sublease, the effective or commencement date, which shall be not less than thirty (30) nor more than sixty (60) days after the giving of such notice, (b) a statement setting forth in reasonable detail the identity of the proposed assignee or subtenant, the nature of its business and its proposed use of the Demised Premises, and (c) current financial information with respect to the proposed assignee or subtenant, including, without limitation, its most recent financial report. Such notice shall be deemed an offer from Tenant to Landlord whereby Landlord (or Landlord's designee) may, at its option, (i) terminate this Lease (if the proposed transaction is an assignment or a sublease (by one or more subleases) of all or substantially all of the Demised Premises), or (ii) terminate this Lease with respect to the space being sublet (if the proposed transaction is a sublease of part of the Demised Premises). Said options may be exercised by Landlord by written notice to Tenant at any time within twenty (20) days after such notice has been given by Tenant to Landlord; and during such twenty (20) day period Tenant shall not assign this lease nor sublet such space to any person.

          Section 11.03. If Landlord exercises its option to terminate this Lease in the case where Tenant desires either to assign this Lease or sublet (by one or more subleases) all or substantially all of the Demised Premises, then, this Lease shall end and expire on the date that such assignment or sublet was to be effective or commence, as the case may be, and the minimum rent and additional rent shall be paid and apportioned to such date and any payments with respect thereto made or to be made by Tenant to such date shall be promptly returned to or paid by Tenant, as the case may be.

          Section 11.04. If Landlord exercises its option to terminate this Lease in part in any case where Tenant desires to sublet part of the Demised Premises, then, (a) this, Lease shall end and expire with respect to such part of the Demised Premises on the date that the proposed sublease was to commence; and (b) from and after such date the minimum rent and additional rent shall be adjusted, based upon the proportion that the rentable area of the Demised Premises remaining bears to the total rentable area of the Demised Premises; and
(c) Tenant shall pay to Landlord, upon demand, the costs incurred by Landlord in physically separating such part of the Demised Premises from the balance of the Demised Premises and in complying with any laws and requirements of any public authorities relating to such separation.

          Section 11.05. In the event Landlord does not exercise an option provided to it pursuant to Section 11.02 and provided that Tenant is not in default of any of Tenant's obligations under this Lease, Landlord's consent (which must be in writing and in form reasonably satisfactory to Landlord) to the proposed assignment or sublease shall not be unreasonably withheld or delayed, provided and upon condition that:

               (a)  Tenant shall have complied with the provisions of Section
     11.02 and Landlord shall not have exercised any of its options under said
     Section 11.02 within the time permitted therefor;

               (b) The proposed assignee or subtenant is engaged in a business and the Demised Premises, or the relevant part thereof, will be used in a manner which (i) is limited to the use expressly permitted under Sections
     4.01 and 4.02 of this Lease, and (ii) is in keeping with the then standards of the Building;

               (c) The proposed assignee or subtenant is a reputable person or entity with sufficient financial worth considering the responsibility involved, and Landlord has been furnished with reasonable proof thereof;

               (d) Neither (i) the proposed assignee or sublessee nor (ii) any person which, directly or indirectly, controls, is controlled by or is under common control with, the proposed assignee or sublessee, is then an occupant of any part of the Building; provided there is comparable space in the Building available for leasing by Landlord;

               (e) The proposed assignee or sublessee is not a person with whom Landlord is currently negotiating to lease space in the Building;

               (f) The proposed sublease shall be in form reasonably satisfactory to Landlord and shall comply with the provisions of this Article;

               (g) At any one time there shall not be more than two (2) subtenants (including Landlord or its designee) in the Demised Premises;

               (h) Tenant shall reimburse Landlord on demand for any reasonable costs that may be incurred by Landlord in connection with said assignment or sublease, including costs incurred for obtaining financial and credit reports of the proposed assignee or subtenant, and reasonable attorneys' fees incurred in connection with the granting of any requested consent; and

               (i) Tenant shall not have (i) advertised the Demised Premises for subletting or assignment without prior notice to Landlord, or (ii) listed the same at a rental rate less than the minimum rent or additional rent at which Landlord is then offering to lease other space in the Building.

          Except for any subletting by Tenant to Landlord or its designee pursuant to the provisions of this Article, each subletting pursuant to this Article shall be subject to all of the covenants, agreements, terms, provisions and conditions contained in this Lease. Notwithstanding any such subletting to Landlord or any such subletting to any other subtenant and/or acceptance of rent or additional rent by Landlord from any subtenant, Tenant shall and will remain fully liable for the payment for the minimum rent and additional rent due and to become due hereunder and for the performance of all the covenants, agreements, terms, provisions and conditions contained in this Lease on the part of Tenant to be performed and all acts and omissions of any licensee or subtenant or anyone claiming under or through any subtenant which shall be in violation of any of the obligations of this Lease, and any such violation shall be deemed to be a violation by Tenant. Tenant further agrees that notwithstanding any such subletting, no other and further subletting of the Demised Premises by Tenant or any person claiming through or under Tenant (except as provided in Section 11.05) shall or will be made except upon compliance with and subject to the provisions of this Article. If Landlord shall decline to give its consent to any proposed assignment or sublease, or if Landlord shall exercise any of its options under Section 11.02, Tenant shall indemnify, defend and hold harmless Landlord against and from any and all loss, liability, damages, costs and expenses (including reasonable counsel fees) resulting from any claims that may be made against Landlord by the proposed assignee or sublessee or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease, excluding any employed directly by Landlord and not claiming through Tenant or the proposed assignee or subtenant.

          Section 11.08. In the event that (a) Landlord fails to exercise any of its options under Section 11.02 and consents to a proposed assignment or sublease, and (b) Tenant fails to execute and deliver the assignment or sublease to which Landlord consented within sixty (60) days after the giving of such consent, then, Tenant shall again comply with all of the provisions and conditions of Section: 11.02 before assigning this Lease or subletting all or part of the Demised Premises.

          Section 11.09. With respect to each and every sublease or subletting authorized by Landlord under the provisions of this Lease, it is further agreed:

               (a) No subletting shall be for a term ending later than one day prior to the expiration date of this Lease;

               (b) No sublease shall be valid and no subtenant shall take possession of the Premises or any part thereof, until an executed counterpart of such sublease has been delivered to Landlord;

               (c) Each sublease shall provide that it is subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate, and that in the event of termination, re-entry or dispossess by Landlord under this Lease Landlord may, at its option, take over all of the right, title and interest of Tenant, as sublessor, under such sublease, and such subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not (i) be liable for any previous act or omission of Tenant under such sublease,
          (ii) be subject to any offset, not expressly provided in such sublease, which theretofore accrued to such subtenant against Tenant, or (iii) be bound by any previous modification of such sublease or by any previous prepayment of more than one month's rent.

          Section 11.10. If Landlord gives its consent to any assignment of this Lease or to any sublease, Tenant shall, in consideration therefor, pay to Landlord, as additional rent:

               (a) in the case of an assignment of this Lease or an assignment by any sublessee of any Sublease, an amount equal to one-half 1/2) of all sums and other considerations paid to Tenant from the assignee for such assignment or paid to Tenant by any sublessee or other person claiming through or under Tenant for such assignment, (including, but not limited to sums paid for the sale of Tenant's or sublessee's fixtures, leasehold improvements, less, in case of a sale thereof, the then net unamortized or undepreciated cost thereof determined on the basis of Tenant's or sublessee's federal income tax returns). The sums payable to Landlord under this Section 11.10(a) shall be paid to Landlord as and when paid by such assignee to Tenant; and

               (b) in the case of a sublease by Tenant or by any sublessee or other person claiming through or under Tenant, an amount equal to one-half (1/2) of all of the rents and charges and other consideration payable under the sublease to Tenant by the subtenant or paid to Tenant by any such sublessee or other person claiming through or under Tenant in connection with such subletting, which is in excess of the minimum rent accruing during the term of the sublease in respect of the subleased space (at the rate per square foot payable by Tenant hereunder or such sublessee) pursuant to the terms of this Lease or such sublease (including, but not limited to sums paid for the sale or rental of Tenant's or such sublessee's fixtures, leasehold improvements, less, in case of a sale thereof, the then net unamortized or undepreciated cost thereof determined on the basis of Tenant's or sublessee's federal income tax returns). The sums payable to Landlord under this Section 11.10(b) shall be paid to Landlord as and when paid by such subtenant to Tenant.

               (c) For the purposes of computing the sums payable by Tenant to Landlord under subparagraphs (a) and (b) hereof, there shall be from the consideration payable to Tenant by any assignee or sublessee any transfer taxes, rent concession, reasonable attorneys' fees, brokerage commissions, advertising costs and fix-up costs paid by Tenant, with respect to such assignment or subletting, but only to the extent any such sums are allocable to the period of this Lease (in the case of any assignment), or the term of any sublease, assuming the same are amortized over the term of this Lease or sublease, as may be applicable.

          Section 11.11. If Tenant is a corporation, a partnership or other entity, the provisions of Section 11.01 shall apply to a transfer (by one or more transfers) of a majority of the stock or other ownership interests of Tenant, as if such transfer of a majority of the stock or other ownership interests of Tenant were an assignment of this Lease; but said provisions and the provisions of Section 11.02 shall not apply to transactions with a corporation or other entity into or with which Tenant is merged or consolidated or to which substantially all of Tenant's assets are transferred or to any corporation or other entity which controls or is controlled by Tenant or is under common control with Tenant, provided that in any of such events, (i) the successor to Tenant has a net worth computed in accordance with generally accepted accounting principles at least equal to the greater of (1) the net worth of Tenant immediately prior to such merger, consolidation or transfer, or (2) the net worth of tenant herein named on the date of this Lease, and (ii) proof satisfactory to Landlord of such net worth shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such transaction.

          Section 11.12 Any assignment or transfer, whether made with Landlord's consent pursuant to Section 11.01 or without Landlord's consent pursuant to Section 11.11, shall be made only if, and shall not be effective until, the assignee shall execute, acknowledge and deliver to Landlord an agreement in form and substance satisfactory to Landlord whereby the assignee shall assume the obligations of this Lease on the part of Tenant to be performed or observed, and whereby the assignee shall agree that the provisions in Section
11.01 shall, notwithstanding such assignment or transfer, continue to be binding upon it in respect of all future assignments and transfers. The original named Tenant covenants that, notwithstanding any assignment or transfer, whether or not in violation of the provisions of this Lease, and notwithstanding the acceptance of minimum rent and/or additional rent by Landlord from an assignee, transferee, or any other party, the original named Tenant shall remain fully liable for the payment of the minimum rent and additional rent and for the other obligations of this Lease on the part of Tenant to be performed or observed.

          Section 11.13. The joint and several liability of Tenant and any immediate or remote successor in interest of Tenant and the due performance of the obligations of this Lease on Tenant's part to be performed or observed shall not be discharged, released or impaired in any respect by any agreement or stipulation made by Landlord extending the time of, or modifying any of the obligations of, this Lease, or by any waiver or failure of Landlord to enforce any of the obligations of this Lease.

          Section 11.14. The listing of any name other than that of Tenant, whether on the doors of the Premises or the Building directory, or otherwise, shall not operate to vest any right or interest in this Lease or in the Premises, nor shall it be deemed to be the consent of Landlord to any assignment or transfer of this Lease or to any sublease of the Premises or to the use or occupancy thereof by others.

                                  ARTICLE 12

                Liability and Indemnity of Landlord and Tenant

          Section 12.01. Each party shall indemnify the other, its agents, contractors and employees against and save the other, its agents, contractors and employees harmless from any liability to and claim by or on behalf of any person, firm, governmental authority, corporation or entity for personal injury, death or property damage, arising (a) (i) with respect to Tenant from it's use of the Demised Premises or from any work whatsoever done or omitted to be done by Tenant, its employees, agents, contractors, customers, invitees or visitors, or from any accident thereat, except when caused solely by the negligence or willful act of Landlord, its agents, contractors and employees, and (ii) with respect to Landlord, from any work or thing whatsoever negligently done or omitted to be done in the Building or the common areas by Landlord, its employees, agents or contractors, except when caused by the negligence or willful act of Tenant, its agents, contractors or employees; and (b) from any breach or default by it of any under any of the terms, covenants and conditions of this Lease on its part to be performed.

          Each party also shall indemnify the other, its agents, contractors and employees against and save the other, its agents, contractors and employees harmless from all costs, reasonable counsel fees, expenses and penalties incurred by the other, its agents, contractors and employees in connection with any such liability or claim.

          If any action or proceeding shall be brought against a party in connection with any such liability or claim, such party ("Indemnitee") shall promptly give notice thereof to the other party ("Indemnitor"), and Indemnitor shall defend such action or proceeding, at Indemnitor's expense, by counsel reasonably satisfactory to Indemnitee. Counsel for Indemnitor's insurance carrier is satisfactory.

          Section 12.02. Landlord shall not be liable for any damage to property of Tenant or of others entrusted to employees of the Building, nor for the loss of or damage to any property of Tenant by theft or otherwise, except if due to the negligence or willful act of Landlord, its agents, contractors or employees. Landlord and its agents shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of the Building or from the pipes, appliances or plumbing works or from the roof, street or sub-surface or from any other place or by dampness or by any other cause of whatsoever nature, except if due to the negligence or willful act of Landlord, its agents, contractors or employees; nor shall Landlord be liable for any such damage caused by other tenants or persons in the Building or caused by operations in construction of any public or quasi-public work. If, at any time any windows of the Demised Premises are permanently closed, darkened or bricked up in accordance with the requirements of law or are temporarily darkened or closed by reason of repairs, alterations or maintenance by Landlord, Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. (Reference hereinabove to Landlord shall for all purposes be deemed to include the Overlandlord as defined in Article 25.)

          Tenant shall reimburse and compensate Landlord, as additional rent, within ten (10) days after rendition of a statement for all expenditures made by or damages or fines sustained or incurred by Landlord due to any default by Tenant under this Lease.

          Tenant shall give immediate notice to Landlord upon its discovery of accidents in the Demised Premises.

          Section 12.03. If in this Lease it is provided that Landlord's consent or approval as to any matter will not be unreasonably withheld, and it is established by a court or body having final jurisdiction thereover that landlord has been unreasonable, the only effect of such finding shall be that Landlord shall be deemed to have given its consent or approval; but Landlord shall not be liable to Tenant in any respect for money damages by reason of withholding its consent.

                                  ARTICLE 13

                           Moving of Heavy Equipment

          Tenant shall not move any safe, heavy equipment or bulky matter, except for standard office equipment or furniture, in or out of the Building without Landlord's written consent, which shall not be unreasonably withheld or delayed. If the movement of such items requires special handling, Tenant agrees to employ only persons holding a Master Rigger's License to do said work and all such work shall be done in full compliance with the Administrative Code of the City of New York and other municipal requirements. All such movements shall be made during hours which will least interfere with the normal operations of the Building, and all damage caused by such movement shall be promptly repaired by Tenant at Tenant's expense.

                                  ARTICLE 14

                                 Condemnation

          Section 14.01. In the event that ten (10%) percent or more of the Demised Premises shall be condemned or taken in any manner for any public or quasi-public use, this Lease and the term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title. In the event that less than ten (10%) percent of the Demised Premises shall be so condemned or taken, then, effective as of the date of vesting of title, the rent hereunder for such part shall be equitably abated and this Lease shall continue as to such part not so taken. In the event that a portion of the Building shall be so condemned or taken, then (a) if substantial structural alteration or reconstruction of the Building shall, in the reasonable opinion of Landlord, be necessary or appropriate as a result of such condemnation or taking (whether or not the Demised Premises be affected), Landlord may, at its option, terminate this Lease and the term and estate hereby granted as of the date of such vesting of title by notifying Tenant in writing of such termination within ninety (90) days of following the date on which Landlord shall have received notice of vesting of title, or (b) if Landlord doe's not elect to terminate this Lease, as aforesaid, this Lease shall be and remain unaffected by such condemnation or taking, except that the minimum rent and additional rent shall be abated to the extent, if any, hereinbefore provided. In the event that only a part of the Demised Premise's shall be so condemned or taken and this Lease and the term and estate hereby granted are not terminated as hereinbefore provided, Landlord, out of the portion of the award allocated for such purpose and to the extent such award is sufficient, will restore with reasonable diligence the remaining portions of the Demised Premises as nearly as practicable to the same condition as it was in prior to such condemnation or taking.

          Section 14.02. In the event of termination in any of the cases hereinabove provided, this Lease and the term and estate hereby granted shall expire as of the date of such termination with the same effect as if that were the Expiration Date and the rent hereunder shall be apportioned as of such date.

          Section 14.03. In the event of any condemnation or taking hereinabove mentioned of all or a part of the Building, Landlord shall be entitled to receive the entire award in the condemnation proceeding, including any award made for the value of the estate vested by this Lease in Tenant, and Tenant hereby expressly assigns to Landlord any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof, and Tenant shall be entitled to receive no part of such award. However, Tenant may make a separate claim with the condemning authority for Tenant's trade fixtures and relocation. costs, provided the same does not affect Landlord's award.

                                  ARTICLE 15

            Entry, Right to Change Public Portions of the Building

          Section 15.01. Tenant shall permit Landlord to erect, use and maintain pipes and conduits in and through the walls, ceiling or below the floors of the Demised Premises. Landlord, or its agents or designee shall have the right, to enter the Demised Premises during business hours and upon prior reasonable notice (except no notice in an emergency), for the purpose of making such repairs or alterations, as Landlord shall desire, shall be required or shall have the right to make under the provisions of this Lease; and shall also have the right to enter the Demised Premises for the purpose of inspecting them or exhibiting them to prospective purchasers or lessees of the Building or to prospective mortgagees or to prospective assignees of any such mortgagees. Landlord shall be allowed to take all material into and upon the Demised Premises that may be required for the repairs or alterations above mentioned without the same constituting an eviction of Tenant in whole or in part and the rent reserved shall in no wise abate while said repairs or alterations are being made. Landlord shall use reasonable efforts to perform such repairs or alterations in a manner to minimize its interference with the conduct of Tenant's business, provided Landlord shall not be required to employ overtime or premium labor.

          Section 15.02. During the nine (9) months prior to the expiration of the term of this Lease, Landlord may exhibit the Demised Premises to prospective tenants.

          Section 15.03. Landlord shall have the right at any time without thereby creating an actual or constructive eviction or incurring any liability to Tenant therefor, to change the arrangement or location of, but not limited to, such of the following as are not contained within the Demised Premises: entrances, passageways, doors and doorways, corridors, elevators, stairs, toilets, and other like public service portions of the Building.

          Section 15.04. Landlord shall have the right at any time to name the Building as it desires and to change any and all such names at any time thereafter.

                                  ARTICLE 16

                         Conditional Limitations, Etc.

          Section 16.01.  If at any time during the term of this Lease:

               (a) Tenant shall file a petition in bankruptcy or insolvency or for reorganization or arrangement or for the appointment of a receiver of all or a portion of Tenant's property, or

               (b) Any petition of the kind referred to in subdivision (a) of this Section shall be filed against Tenant and such petition shall not be vacated or withdrawn within ninety (90) days after the date of filing thereof, or

               (c)  Tenant shall be adjudicated a bankrupt by any court, or

               (d) Tenant shall make an assignment for the benefit of creditors, or

               (e) a permanent receiver shall be appointed for the property of Tenant by order of a court of competent jurisdiction by reason of the insolvency of Tenant (except where such receiver shall be appointed in an involuntary proceeding, if he shall not be withdrawn within ninety (90) days after the date of his appointment), then Landlord, at Landlord's option, may terminate this Lease on five (5) days' notice to Tenant, and upon such termination, Tenant shall quit and surrender the Demised Premises to Landlord.

          Section 16.02.

               (a) If Tenant assumes this Lease and proposes to assign the same pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. (S)101 et seq. (the "Bankruptcy Code") to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to Tenant, then notice of such proposed assignment, setting forth (ii) the name and address of such person, (ii) all of the terms and conditions of such offer, and (iii) the adequate assurance to be provided Landlord to assure such person's future performance under the Lease, including, without limitation, the assurance referred to in section 365(b)(3) of the Bankruptcy Code, shall be given to Landlord by Tenant not later than twenty
     (20) days after receipt by Tenant but in no event later than ten (10) days prior to the date that Tenant shall made application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption, and Landlord shall thereupon have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commissions which may be payable out of the consideration to be paid by such person for the assignment of this Lease.

               (b) If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other considerations payable or otherwise delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's Property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and shall be promptly paid to Landlord.

               (c) Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

               (d) Nothing contained in this Section shall, in any way, constitute a waiver of the provisions of this Lease relating to assignment. Tenant shall not, by virtue of this Section, have any further rights relating to assignment other than those granted in the Bankruptcy Code.

               (e) Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as rent, shall constitute rent for the purposes of Section 502(b)(6) of the Bankruptcy Code.

               (f) The term "Tenant" as used in this Section and in Section 16.01, includes any guarantor(s) of this Lease and any trustee, debtor in possession, receiver, custodian or other similar officer.

          Section 16.03. If this Lease shall terminate pursuant to the provisions of Section 16.01:

               (a) Landlord shall be entitled to recover from Tenant arrears in minimum rent and additional rent and, in addition thereto as liquidated damages, an amount equal to the difference between the minimum rent and additional rent for the unexpired portion of the term of this Lease which had been in force immediately prior to the termination effected under
     Section 16.01 of this Article and the fair and the reasonable rental value of the Demised Premises, on the date of termination, for the same period, both discounted at the rate of eight (8%) percent per annum to the date of termination; or

               (b) Landlord shall be entitled to recover from Tenant arrears in minimum rent and additional rent and, in addition thereto as liquidated damages, an amount equal to the maximum allowed by statute or rule of law in effect at the time when and governing the proceedings in which such damages are to be proved, whether or not such amount be greater or less than the amount referred to in subdivision (a) of this Section.

          Section 16.04.

               (a) If Tenant shall fail to make any payment of any minimum rent or additional rent when the same becomes due and payable, or if Tenant shall fail to cancel or discharge the lien referred to in Section 17.02, or if the Demised

     Premises become vacant or deserted, and if any such default shall continue for a period of five (5) days after written notice by Landlord, or

               (b) if Tenant shall be in default in the performance of any of the other terms, covenants and conditions of this Lease, and such default shall not have been remedied within thirty (30) days after notice by Landlord to Tenant specifying such default and requiring it to be remedied; or where such default reasonably cannot be remedied within such period of thirty (30) days, if Tenant shall not have commenced the remedying thereof within such period of time and shall not be proceeding with due diligence to remedy it, then Landlord, at Landlord's election, may terminate this Lease on five (5) days' written notice to Tenant, and upon such termination Tenant shall quit and surrender the Demised Premises to Landlord.

          Section 16.05. If this Lease shall terminate as provided in this Article, or if Tenant shall be in default in the payment of minimum rent or additional rent when the same become due and payable and such default shall continue for a period of five (5) days after written notice by Landlord,

               (a) Landlord may re-enter and resume possession of the Demised Premises and remove all persons and property therefrom either by summary dispossess proceedings or by a suitable action or proceeding, at law or inequity, or by force or otherwise, without being liable for any damages therefor, and

               (b) Landlord may re-let the whole or any part of the Demised Premises for a period equal to, greater or less than the remainder of the then term of this Lease, at such rental and upon such terms and conditions as Landlord shall deem reasonable to any tenant it may deem suitable and for any use and purpose it may deem appropriate. Landlord shall not be liable in any respect for failure to re-let the Demised Premises or, in the event of such re-letting, for failure to collect the rent thereunder and any sums received by Landlord on a re-letting in excess of the rent reserved in this Lease shall belong to Landlord.

          Section 16.06. If this Lease shall terminate as provided in this Article or by summary proceedings (except as to any termination under Section 16.01), Landlord shall be entitled to recover from Tenant as damages, in addition to arrears in minimum rent and additional rent,

               (a) an amount equal to (i) all reasonable expenses incurred by Landlord in recovering possession of the Demised Premises and in connection with the re-letting of the Demised Premises, including, without limitation, the reasonable cost of repairing, renovating or remodeling the Demised Premises, and (ii) all reasonable brokers' commissions and legal fees incurred by Landlord in re-letting the Demised Premises, which amounts set forth in this subdivision (a) shall be due and payable by Tenant to Landlord at such time or times as they shall have been incurred; and

               (b) an amount equal to the deficiency between the minimum rent and additional rent which would have become due and payable had this Lease not terminated and the net amount, if any, of rent collected by Landlord on re-letting the Demised Premises. The amounts specified in this subdivision shall be due and payable by Tenant on the several days on which such minimum rent and additional rent would have become due and payable had this Lease not terminated. Tenant consents that Landlord shall be entitled to institute separate suits or actions or proceedings for the recovery of such amount or amounts, and Tenant hereby waives the right to enforce or assert the rule against splitting a cause of action as a defense thereto.

          Landlord, at its election, at any time after such termination of this Lease, may collect from Tenant and Tenant shall pay, in lieu of the sums becoming due, under the provisions of subdivision (b) of this Section, an amount equal to the difference between the minimum rent and additional rent which would have become due and payable had this Lease not terminated (from the date of the service of such notice to the end of the term of this Lease which had been in force immediately prior to any termination effected under this Article) and the then fair and reasonable rental value of the Demised Premises for the same period, both discounted to the date of the service of such notice at the rate of eight (8%) percent annum.

          Section 16.07. Tenant, for itself and for all persons claiming through or under it, hereby waives any and all rights which are or may be conferred upon Tenant by any present or future law to redeem the Demised Premises after a warrant to dispossess shall have been issued or after judgment in an action of ejectment shall have been made and entered.

          Section 16.08. The words "re-enter" and "re-entry", as used in this Article, are not restricted to their technical legal meanings.

          Section 16.09. Landlord shall not be required to give any notice of its intention to re-enter, except as otherwise provided in this Lease.

          Section 16.10. If this Lease shall terminate as provided in this Article or by summary proceedings or otherwise, Landlord, in addition to any other rights under this Article, shall be entitled to recover as damages, (a) the reasonable cost of performing any work required to be done by Tenant under this Lease; and (b) the reasonable cost of placing the Demised Premises in the same condition as that in which Tenant is required to surrender them to Landlord under this Lease.

          Section 16.11. In any action or proceeding brought by Landlord against Tenant, predicated on a default in the payment of minimum rent or additional rent, Tenant shall not have the right to and shall not interpose any set-off or counterclaim of any kind whatsoever, except for a mandatory counterclaim. If Tenant has any claim, Tenant shall be entitled only to bring an independent action therefor; and if such independent action is brought by Tenant, Tenant shall not be entitled to and shall not consolidate it with any pending action or proceeding brought by Landlord against Tenant for a default in the payment of minimum rent or additional rent.

                                  ARTICLE 17

                               Mechanic's Liens

          Section 17.01. If, subject to and notwithstanding Landlord's consent as required under this Lease, Tenant shall cause any changes, alterations, additions, improvements, installations or repairs to be made to or at the Demised Premises or shall cause any labor to be performed or material to be furnished in connection therewith, neither Landlord nor the Demised Premises, under any circumstances, shall be liable for the payment of any expense incurred or for the value of any work done or material furnished, and all such changes, alterations, additions, improvements, installations and repairs and labor and material shall be made, furnished and performed upon Tenant's credit alone and at Tenant's expense, and Tenant shall be solely and wholly responsible to contractors, laborers, and materialmen furnishing and performing such labor and material. Nothing contained in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, to any contractor, laborer or materialman to furnish to perform any such labor or material.

          Section 17.02. If, because of any act or omission (or alleged act or omission) of Tenant, any mechanic's or other lien, charge or order for the payment of money shall be filed against the Demised Premises or the Building or Landlord's estate as tenant under any ground or underlying lease (whether or not such lien, charge or order is valid or enforceable as such), Tenant, at Tenant's expense, shall cause it to be cancelled or discharged of record by bonding or otherwise within ten (10) days after such filing, and Tenant shall indemnify Landlord against and save Landlord harmless from and shall pay all costs, expenses, losses, fines and penalties, including, without limitation, reasonable attorneys' fees-resulting therefrom.

                                  ARTICLE 18

             Landlord's and Tenant's Right to Perform Obligations

          Section 18.01. If Tenant shall default in the performance of any of the terms, covenants and conditions of this Lease, Landlord, without being under any obligation to do so and without hereby waiving such default, may remedy such default for the account and at the expense of Tenant. Any payment made or expense incurred by Landlord for such purpose (including, but not limited to, reasonable attorneys' fees) with interest at the maximum legal rate, shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord on demand, or at Landlord's election, added to any subsequent installment or installments of minimum rent.

          Section 18.02. If Landlord shall fail to perform any repair or maintenance obligation required to be performed by Landlord in the Demised Premises pursuant to the provisions of this Lease, then Tenant shall give Landlord written notice (the `Repair Notice") stating the repair or maintenance obligation which affects the Demised Premises. If Landlord fails to remedy the condition set forth in the Repair Notice within thirty (30) days after such Repair Notice is given then, to the extent such repair or maintenance may be performed by Tenant solely within the Demised Premises, Tenant may perform the same. Landlord shall reimburse Tenant for the reasonable actual costs and expenses of performing the same, within twenty (20) days after receipt from Tenant of paid receipts therefor, together with waivers of liens with respect thereto.

                                  ARTICLE 19

                          Covenant of Quiet Enjoyment

          Landlord covenants that upon Tenant paying the minimum rent and additional rent and observing and performing all the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, after any applicable notice and prior to the expiration of any applicable cure period, Tenant may peaceably and quietly enjoy the Demised Premises, subject nevertheless to the terms and conditions of this Lease, and provided, however, that no eviction of Tenant by reason of paramount title, the foreclosure of any mortgage now or hereafter affecting the Demised Premises or by reason of any termination of any ground or underlying lease to which this Lease is subject and subordinate, whether such determination is by operation of law, by agreement or otherwise, shall be construed as a breach of this covenant nor shall any action be brought against Landlord by reason thereof.

                                  ARTICLE 20

                                  Excavation

          In the event that construction is to be commenced or an excavation is made or authorized for building or other purposes upon land adjacent to the Building, Tenant shall, if necessary, afford to the person or persons causing or authorized to commence construction or cause such excavation or to engage in such other purpose, license to enter upon the Demised Premises for the purpose of doing such work as shall reasonably be necessary to protect or preserve the Building, from injury or damage and to support the Building and any new structure to be built by proper foundations, pinning and/or underpinning, or otherwise. Landlord agrees to cause such person(s) to use reasonable efforts to make such work in a manner to minimize its interference with the normal conduct of Tenant's business in the Demised Premises, provided overtime or premium labor shall not be required to be employed.

                                  ARTICLE 21

                            Services and Equipment

          Section 21.01. So long as Tenant is not in default under any of the terms, covenants and conditions of this Lease, Landlord shall, at its cost and expense:

               (a) Provide operatorless passenger elevator service Mondays through Fridays from 8:00 A.M. to 6:00 P.M., holidays excepted. A passenger elevator will be available at all other times. A service elevator shall be available Mondays through Fridays, holidays excepted, only from 10:00 A.M. to 11:30 A.M. and from 2:30 P.M. to 4:30 P.M.

               (b) Maintain and keep in good order and repair the central heating, ventilating and air-conditioning system installed by Landlord. The system will be operated by Landlord on Mondays through Fridays, holidays excepted, from 8:30 A.M. to 5:30 P.M.

               (c) Provide Building standard cleaning services in the Demised Premises and public portions of the Building, except no services shall be performed Saturdays, Sundays and holidays, in accordance with Schedule "E" annexed hereto and made part hereof.

               (d) Furnish hot and cold water for lavatory and drinking purposes. If Tenant requires, uses or consumes water for any other purposes, Landlord may install a meter or meters or other means to measure Tenant's water consumption, and Tenant shall reimburse Landlord for the cost of the meter or meters and the installation thereof, and shall pay for the maintenance of said meter equipment and/or pay Landlord's cost of other means of measuring such water consumption by Tenant. Tenant shall pay to Landlord on demand the cost of all water consumed as measured by said meter or meters or as otherwise measured, including sewer rents.

               (e) If Tenant shall require and request any of the foregoing services at times other than above provided, and if such request is made at least twenty-four (24) hours prior to the time when such additional services are required, Landlord will provide them and Tenant shall pay to Landlord promptly thereafter the charges therefor at the then Building standard rate charged to other tenants in the Building.

          If Tenant shall request Landlord to furnish any services in addition to those hereinabove provided or perform any work not required under this Lease, and Landlord agrees to furnish and/or perform the same, Tenant shall pay to Landlord promptly thereafter the charges therefor, which charges are deemed to be additional rent and payable as such.

          Section 21.02. Holidays shall be deemed to mean all federal holidays, state holidays, Building Service Employees Union Contract holidays and all other applicable union contract holidays.

          Section 21.03. Landlord reserves the right to interrupt, curtail or suspend the services required to be furnished by Landlord under this Lease when the necessity therefor arises by reason of accident, emergency, mechanical breakdown, or when required by any law, order or regulation of any Federal, State, County or Municipal authority, or for any other cause beyond the reasonable control of Landlord. Tenant shall not be entitled to nor shall Tenant make claim for any diminution or abatement of minimum rent or additional rent or other compensation, nor shall this Lease or any of the obligations of Tenant be affected or reduced by reason of such interruption, curtailment, suspension, work or inconvenience.

          Section 21.04. Tenant shall reimburse Landlord promptly upon demand for the cost to Landlord of removal from the Demised Premises and the Building of any refuse and rubbish of Tenant not covered by the Cleaning Specifications and Tenant shall pay all bills therefor when rendered.

                                  ARTICLE 22

                                  Escalation

               Section 22.01. Taxes. Tenant shall pay to Landlord, as additional rent, tax escalation in accordance with this Section:

                    (a) Definitions: For the purpose of this Section, the following definitions shall apply:

                         (i)   The term "Tax Base Factor" shall mean
               the real estate taxes for the Building Project for the period from January 1, 1998 to December 31, 1998.

                         (ii)  The term "The Building Project" shall
               mean the parcel of land described in Schedule C of this Lease with all the improvements existing and erected thereon.

                         (iii) The term "comparative tax year" shall
               mean the New York City real estate tax year commencing on July 1, 1998, and each subsequent New York City real estate tax year. If the present use of July 1,-June 30 New York City real estate tax year shall hereafter be changed, then such changed tax year shall be used with appropriate adjustment for the transition.

                         (iv) The term "real estate taxes" shall mean the total of all taxes and special or other assessments levied, assessed or imposed at any time by any governmental authority upon or against the Building Project, and also any tax or assessment levied, assessed or imposed at any time by any governmental authority in connection with the receipt of income or rents from said Building Project to the extent that same shall be in lieu of all or a portion of any of the aforesaid taxes or assessments, or additions or increases thereof, upon or against said Building Project, excluding income, estate and franchise taxes. If, due to a future change in the method of taxation or in the taxing authority, or for any other reason, a franchise, income, transit, profit rents or other tax or governmental imposition, however designated, shall be levied against Landlord in substitution in whole or in part for the real estate taxes, or in lieu of or additions to or increases of said real estate taxes, then such franchise, income, transit, profit or other tax or governmental imposition shall be deemed to be included within the definition of "real estate taxes" for the purposes hereof.

                         (v)   The term "the Percentage" for purposes
               of computing tax escalation, shall mean 1.4%.

                    (b) In the event that the real estate taxes payable for any comparative tax year shall exceed the Tax Base Factor, Tenant shall pay to Landlord, as additional rent for such comparative tax year, an amount for tax escalation equal to the Percentage of the excess. Before or after the start of each comparative year, Landlord shall furnish to Tenant a statement of the real estate taxes payable for such comparative tax year together - with a copy of the tax bill. Tenant shall make its aforesaid tax escalation payment to Landlord, in installments in the same manner that such taxes are payable by Landlord to the governmental authority. If a statement is furnished to Tenant after the commencement of the comparative tax year in respect of which such statement is rendered, Tenant shall, within ten (10) days thereafter, pay to Landlord an amount equal to those installments of the total tax escalation payable as provided in the preceding sentence, during the period prior to the first day of the month next succeeding the month in which the applicable statement has been furnished. If, during the term of this Lease, taxes are required to be paid, in full or in monthly or other installments, on any other date or dates than as presently required, or if Landlord shall be required to make monthly deposits of real estate taxes to the holder of any first institutional mortgage then Tenant's tax escalation payment(s) shall be correspondingly adjusted so that said payments are due to Landlord in corresponding installments not later than thirty (30) days prior to the last date on which the applicable installment of such real estate taxes shall be due and payable to the governmental authority or such mortgagee.

                         (i)   If in establishing the amount of the
               real estate taxes payable for any comparative tax year, Landlord has incurred expenses for legal and/or consulting services rendered in, applying for, negotiating or obtaining a reduction of the assessment upon which the real estate taxes are predicated, Tenant shall pay an amount equal to the Percentage of such expenses.

                         (ii) The statements of the tax escalation to be furnished by Landlord as provided above shall be certified by. Landlord as correct and shall constitute a final determination as between Landlord and Tenant of the tax escalation for the periods represented thereby, except for manifest or other error for which notice thereof has been given by Tenant.

                         (iii) In no event shall the fixed minimum
               rent under this Lease be reduced by virtue of this
               Section 22.01.

                         (iv)  Upon the date of any expiration or
               termination of this Lease, whether the same be the date hereinabove set forth for the expiration of the term or any prior or subsequent date, a proportionate share of said additional rent for the comparative tax year during which such expiration or termination occurs shall immediately become due and payable by Tenant to Landlord, if it was not theretofore already billed and paid. The said proportionate share shall be based upon the length of time that this Lease shall have been in existence during such comparative tax year. Prior to or promptly after said expiration or termination, Landlord shall compute the additional rent due from Tenant, as aforesaid and Tenant shall promptly pay Landlord any amount unpaid. If Landlord shall receive a refund of any amount of real estate taxes for any comparative tax year for which Tenant has made a payment, Landlord shall promptly pay to Tenant the Percentage of any such refund, less the Percentage of any legal fees and other expenses provided for in Section 22.01(b)(ii) to the extent the same have theretofore been paid by Tenant to Landlord.

                         (v)   Tenant's and Landlord's obligations to
               make the adjustments referred to in subdivision (v) above shall survive any expiration or termination of this Lease.

                         (vi)  Any delay or failure of Landlord in
               billing any tax escalation hereinabove provided shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay such tax escalation hereunder.

               Section 22.02. Porter's Wage Rate. Tenant shall pay to the Landlord, as additional rent, a porter's wage rate escalation in accordance with this Section:

                    (a) For the purpose of this Section, the following definitions shall apply:

                         (i)   "Wage Rate" shall mean the minimum
               regular hourly rate of wages in effect as of January 1st of each year (whether paid by Landlord or any contractor employed by Landlord) computed as paid over a forty hour week to Porters in Class A office buildings pursuant to an Agreement between Realty Advisory Board on Labor Relations, Incorporated, or any successor thereto, and Local 32B-32J of the Building Service Employees International Union, AFL-CIO, or any successor thereto; and provided, however, that if there is no such agreement in effect prescribing a wage rate for Porters, computations and payments shall thereupon be made upon the basis of the regular hourly wage rate actually payable in effect as of January 1st of each year, and provided, however, that if in any year during the term, the regular employment of Porters shall occur on days or during the hours when overtime or other premium pay rates are in effect pursuant to such Agreement, then the term "hourly rate of wages" as used herein shall be deemed to mean the average hourly rate for the hours in a calendar week during which Porters are regularly employed (e.g., if pursuant to an agreement between Realty Advisory Board and the Local the regular employment of Porters for forty hours during a calendar week is at a regular hourly wage rate of $3.00 for the first thirty hours, and premium or overtime hourly wage rate of $4.50 for the remaining ten hours, then the hourly rate of wages under this Article during such period shall be the total weekly rate of $135.00 divided by the total number of regular hours of employment, forty or $3.375). Notwithstanding the foregoing, if at any time such hourly wage rate is different for new hire and old hire Porters, then thereafter such hourly wage rate shall be based on the weighted average of the wage rates for the different classifications of Porters.

                         (ii)  "Base Wage Rate" shall mean the
               average of the Wage Rate in effect on January 1, 1998.

                         (iii) The term "Porters" shall mean that
               classification of non-supervisory employees employed in and about the Building who devote a major portion of their time to general cleaning, maintenance and miscellaneous services essentially of a non-technical and non-mechanical nature and are the type of employees who are presently included in the classification of "Class A-Others" in the Commercial Building Agreement between the Realty Advisory Board and the aforesaid Union.

                         (iv)  The term "minimum regular hourly rate
               of wages" shall not include any payments for fringe benefits or adjustments of any kind.

                         (v)   The term "Multiplication Factor" shall
               mean 4,670.

                    (b) If the Wage Rate for any calendar year during the term shall be increased above the Base Wage Rate, then Tenant shall pay, as additional rent, an amount equal to the product obtained by multiplying the Multiplication Factor by 100% of the number of cents (including any fraction of a cent) by which the Wage Rate is greater than the Base Wage Rate, such payment to be made in equal one-twelfth (1/12th) monthly installments commencing with the first monthly installment of minimum rent falling due on or after the effective date of such increase in Wage Rate (payable retroactive from said effective date) and continuing thereafter until a new adjustment shall have become effective in accordance with the provisions of this Article. Landlord shall give Tenant notice of each change in Wage Rate which will be effective to create or change Tenant's obligation to pay additional rent pursuant to the provisions of this Section 22.02 and such notice shall contain Landlord's calculation in reasonable detail and certified as true by an authorized partner of Landlord or of its managing agent, of the annual rate of additional rent payable resulting from such increase in Wage Rate. Such amounts shall be prorated for any partial calendar years during the term.

               (c) Every notice given by Landlord pursuant to Section 22(b) hereof shall be conclusive and binding upon Tenant, except for-manifest or other error for which notice thereof has been given by Tenant.

               (d) The "Wage Rate" is intended to be a substitute comparative index of economic costs and does not necessarily reflect the actual costs of wages or other expenses of operating the Building. The Wage Rate shall be used whether or not the Building is a Class A office building and whether or not Porters are employed in the Building and without regard to whether such employees are members of the Union referred to in subsection (a) hereof.

                             ARTICLE 23

                         Electric Inclusion
          Section 23.01.

               (a) Landlord shall furnish electric energy on a rent inclusion basis to the Demised Premises, the charges therefor being included in the minimum rent. The amount included in the minimum rent is based upon the normal use of such electric energy between the hours of 9:00 A.M. to 5:30 P.M. on Mondays through Fridays, holidays excepted, for lighting and for the normal use of lamps, typewriters, personal computers and similar customary office machines. Landlord shall not be liable in any way for any loss, damage or expense that Tenant may sustain or incur by reason of for any failure, change, interruption or defect in the supply or character of electric energy furnished to the Demised Premises by reason of any requirement, act or omission of the Electric Service Provider or Alternate Service Provider (as said terms are hereinafter defined) serving the Building with electricity and no such failure, change, interruption or defect shall constitute an actual of constructive eviction, in whole or in part, or entitle Tenant to any abatement of minimum rent or additional rent or relieve Tenant of its obligations under this Lease. Except as otherwise provided in Schedule B hereof, Tenant shall furnish and install, at its sole cost and expense, all lighting fixtures, tubes, lamps, bulbs, ballasts and outlets relating to Tenant's electrical equipment.

               (b) Landlord has advised Tenant that presently Con Edison ("Electric Service Provider") is the utility company selected by Landlord to provide electricity service for the Building. Notwithstanding the foregoing, if permitted by law, Landlord shall have the right at any time and from time to time during the term Of this Lease to either contract for service from a different company or companies providing electricity service so long as, at that time, such service is not interrupted or the rates are not increased, (each such company shall hereinafter be referred to as an "Alternate Service Provider") or continue to contract for service from the Electric Service Provider.

               (c) Tenant shall cooperate with Landlord, the Electric Service Provider, and any Alternate Service Provider at all times and, as reasonably necessary, shall allow Landlord, Electric Service Provider, and any Alternate Service Provider reasonable access to the Building's electric lines, feeders, risers, wiring, and any other machinery within the Demised Premises. Landlord shall cause the Alternate Service Provider to use reasonable efforts to perform its work in a manner to minimize its interference with the normal conduct of Tenant's business, provided the Alternate Service Provided shall not be required to employ overtime or premium labor.

               Section 23.02. Tenant's connected electrical load in the Demised Premises, including lighting, shall not at any time exceed the capacity of any of the electrical conductors and equipment in or serving the Demised Premises. In order to insure that such capacity is not exceeded and to avert possible adverse effect upon the Building electric service, Tenant shall not, without Landlord's prior consent in each instance, connect any additional fixtures, appliances or equipment (other than as set forth in Section 23.01) or make any alteration or addition to the electric system of the Demised Premises existing on the Commencement Date. Should Landlord grant such consent, all additional risers or other equipment required therefor shall be provided by Landlord and the cost thereof shall be paid by Tenant upon Landlord's demand. As a condition to granting such consent, Landlord may require Tenant to agree to an increase in the annual minimum rent by an amount which will reflect the value to Tenant of the additional service to be furnished by Landlord, that is the potential additional electrical energy to be made available to Tenant based upon the estimated additional capacity of such additional risers or other equipment. If Landlord and Tenant cannot agree thereon, the amount of such increase shall be determined by a reputable, independent electrical engineer or consultant, to be selected by Landlord whose fees or charges shall be borne equally by Landlord and Tenant. When the amount of such increase is so determined, Tenant shall pay to Landlord within twenty (20) days following notification to Tenant of such determination the amount thereof retroactive to the date of such increased usage, unless within such twenty (20) day period Tenant disputes such determination. If Tenant disputes such determination, it shall, at its own expense, obtain from a reputable, independent electrical engineer or consultant, its own survey of the additional electrical energy consumed by Tenant. Tenant's consultant and Landlord's consultant shall then seek to agree on a finding of such determination of such change in the consumption of electrical energy. If they cannot agree, they shall choose a third reputable, independent electrical engineer or consultant, whose cost shall be shared equally by Landlord and Tenant, to make a similar survey, and the determination of such third consultant shall be controlling. If they cannot agree on such third consultant, within ten
(10) days, then either party may apply to the Supreme Court in the County of New York, for the appointment of such third consultant. However, pending such determination, Tenant shall pay to Landlord the amount as determined by Landlord's engineer or consultant. If the amount determined as aforesaid is different from that determined by Landlord's engineer or consultant, then Landlord and Tenant shall make adjustment for any deficiency owed by Tenant or overage paid by Tenant. Following the final determination, the parties shall execute an agreement supplementary hereto to reflect such increase in the annual minimum rent and in the amount set forth in Section 23.03 but such increase shall be effective even if such supplementary agreement is not executed.

          Section 23.03. If, during the term of this Lease, the public utility rate paid by Landlord for the supply of electric current to the Building shall be increased or if there shall be an increase in taxes or if additional taxes shall be imposed upon the sale or furnishing of such electric energy (hereafter collectively as the "cost") the annual minimum rent shall be increased by an amount arrived at by multiplying $14,010.00 (or the sum to which said sum may have been increased pursuant to the provisions of Section 23.02 or this Section
23.03 prior to the effective date of the cost increases; such sum being referred to herein as the "Rent Inclusion Factor") by the percentage of the increase of such cost. When the amount of such increase is so determined, Landlord and Tenant shall execute an agreement supplementary hereto to reflect such increase in the amount of the minimum rent payable and effective from the effective date of such increase, but such increase shall be effective from such date whether or not such a supplementary agreement is executed.

          Section 23.04. Landlord reserves the right to discontinue furnishing electric energy at any time, whether or not Tenant is in default under this Lease, upon not less than thirty (30) days notice to Tenant. If Landlord exercises such right of discontinuance, this Lease shall continue in full force and effect and shall be unaffected thereby, except only that, from and after the effective date of such discontinuance, Landlord shall not be obligated to furnish electric energy to Tenant, and the minimum rent payable under this Lease shall be reduced by an amount per annum equal to the then prevailing Rent Inclusion Factor. If Landlord so elects to discontinue furnishing electric energy to Tenant, Tenant shall arrange to obtain electric energy directly from the public utility company furnishing electric service to-the Building. Notwithstanding the foregoing, Landlord shall not discontinue furnishing electric energy until Tenant is able to obtain such electric energy directly from said public utility. Such electric energy may be furnished to Tenant by means of the then existing Building system feeders, risers and wiring. All meters and additional panel boards, feeders, risers, wiring and other conductors and equipment which may be required to obtain electric energy directly from such public utility-company, and which are to be located within the Demised Premises, shall be installed and maintained by Tenant at its expense.

          Section 23.05. At no time shall Tenant's connected electrical load in the Demised Premises, including lighting, exceed five (5) watts per usable square foot.

          Section 23.06. If any additional charge or tax is imposed upon Landlord with respect to electric energy furnished to Tenant by any federal, state or municipal authority, Tenant, unless prohibited by law or by any governmental authority having jurisdiction thereover, shall pay to landlord, within ten (10) days following Landlord's demand, accompanied by copies of all relevant bills or back-up documentation, Tenant's pro rata share of such additional charge or tax.

                                  ARTICLE 24

                                    Broker

          Landlord and Tenant covenant and represent that the sole brokers who negotiated and brought about this transaction were Newmark & Company Real Estate and Cohen Brothers Realty Corporation and Landlord agrees to pay a commission therefor as per separate agreements. Landlord and Tenant agree to hold the other harmless against any claims for a brokerage commission arising out of a breach by the other of the representations contained in this Article.

                                ARTICLE 25

                      Subordination and Ground Lease

          Section 25.01. This Lease is subject and subordinate to (a) the ground and underlying lease, dated as of May 1, 1967 between Southern Associates, Inc., as landlord, and Sherman Cohen, Mortimer H. Cohen and Edward B. Cohen, as tenant, (the "Ground Lease") a memorandum of which was recorded in the Office of the City Register, New York County, in Reel 181, Page 194 and to the rights of the landlord thereunder (the landlord under said Ground Lease being sometimes referred to in this Lease as the "Overlandlord"), (b) any other future ground and underlying lease, and (c) to a leasehold mortgage, dated October 3, 1989 (the "Leasehold Mortgage"), between 475 Park Avenue So. Co., et al., as Mortgagor, and Mutual Life Insurance Company of New York, as Mortgagee, recorded on October 5, 1988, in the Office of the City Register, New York County, in Reel 1474, Page 782, and (d) to all mortgages which may now or hereafter affect any such ground and underlying lease or the Building, and to all renewals, modifications, amendments, consolidations, replacements or extensions of any of the foregoing (hereinafter collectively called the "Mortgages"). This clause shall be self-operative and no further ` instrument of subordination shall be required. However, in confirmation of such subordination. Tenant, at any time and from time to time, shall execute. promptly any certificate and document that Landlord may request, which reasonably evidences such subordination.

          Section 25.02.

               (a) The Tenant covenants and agrees that if by reason of a default under any ground or underlying lease (including an underlying lease through which the Landlord derives its leasehold estate in the Demised Premises), or under the Leasehold Mortgage or any Mortgage, such ground or underlying lease and the leasehold estate of the Landlord in the premises demised hereby is terminated, the Tenant will attorn to, the then holder of the reversionary interest in the premises demised by this Lease and will recognize such holder as the Tenant's Landlord under this Lease, unless the lessor under such ground or underlying lease or the holder of any such Mortgage shall, in any proceeding to terminate such ground or underlying lease or foreclosure of such Mortgage, elect to terminate this Lease and the rights of Tenant hereunder; provided, however, the holder of the reversionary interest shall not be: (i) liable for any act or omission or negligence of Landlord under this Lease;
     (ii) subject to any counterclaim, defense or offset, which theretofore shall have accrued to Tenant against Landlord; (iii) obligated to perform any work; (iv) bound by any previous modification or amendment of this Lease or by any previous prepayment of more than one months' rent, unless such modification or prepayment shall have been approved in writing by the holder of such Mortgage; (v) obligated to repair the Demised Premises, or the Building, or any part thereof, in the event of any damage beyond such repair as can reasonably be accomplished from the net proceeds of insurance actually made available to the then holder of the reversionary interest; or (vi) obligated to repair the Demised Premises or the Building, or any part thereof, in the event of partial condemnation beyond such repair as can reasonably be accomplished from the net proceeds of any award actually made available to the then holder of the reversionary interest on account of partial condemnation of the Demised Premises or the Building. By execution of this Lease, Tenant acknowledges that is has received sufficient notice of the existence and text of Article 8 of the Leasehold Mortgage to confer upon the Mortgagee of same only the benefits of Section 291-f of the Real Property Law of the State of New York. Tenant agrees to execute and deliver, at any time and from time to time, within fifteen (15) days after the request of the Landlord of or the lessor under any such ground or underlying lease or the holder of any such Mortgage any instrument which may be necessary or appropriate to evidence such attornment. Tenant further waives the provisions of any statute or rule or law now or hereafter in effect which may give or purport to give Tenant any right of election to terminate this Lease or to surrender possession of the premises demised hereby in the event any proceeding is brought by the lessor under any such ground or underlying lease or the holder of any such Mortgage to terminate the same, and agrees that unless and until any such lessor, in connection with any such proceeding, shall elect-to terminate this Lease and the rights of Tenant hereunder, this Lease shall not be affected in any way whatsoever by any such proceeding.

               (b) Upon its receipt of a written notice from the lessor under any ground or underlying lease or the holder of any such Mortgage to the effect that (i) the lessor of said ground or underlying lease or the holder of any such Mortgage is entitled to send a notice to Landlord, as tenant under said ground or underlying lease, terminating said lease, and (ii) the Tenant should pay the minimum rent and additional rent thereafter due and payable under this Lease to said lessor or the holder of any such Mortgage at a place designated in such notice, Tenant shall pay such minimum rent and additional rent to said lessor under said ground or underlying lease or the holder of any such Mortgage at such designated place until such time as said lessor or the holder of any such Mortgage shall notify Tenant that Landlord is no longer in default under said ground or underlying lease or said Mortgage and that Tenant may resume paying all minimum rent and additional rent thereafter due and payable under this Lease to Landlord. Tenant shall have no liability to Landlord for paying any minimum rent or additional rent to said lessor under the ground or underlying lease or the holder of any such Mortgage or otherwise acting in accordance with the provisions of any notice sent to it under this paragraph and shall be relieved of its obligations to pay Landlord any minimum rent or additional rent under this Lease to the extent such payments, are made to said lessor under the ground or underlying lease or the holder of any such Mortgage.

          Section 25.03. In the event of any act or omission by Landlord which would give Tenant the right to terminate this Lease or to claim a partial or total eviction, pursuant to the terms of this Lease, Tenant will not exercise any such right until:

               (a) it has given written notice of such act or omission to the holder of any Mortgage and to the lessor of any ground or underlying lease, whose names and addresses shall previously have been furnished to Tenant in accordance with Article 31, addressed to such holder and lessor at the last addresses so furnished, and

               (b) a reasonable period (not to exceed the period in the ground lease or the Mortgage, as the case may be) for remedying such act or omission shall have elapsed following such giving of notice during which such parties, or any of them, with reasonable diligence, following the giving of such notice, shall not have commenced and is or are not continuing to remedy such act or omission or to cause the same to be remedied.

               (c) Section 25.04. If, in connection with obtaining financing for the Building, or of Landlord's interest in any ground or underlying lease, a banking, insurance or other recognized institutional lender shall request modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto and its execution and delivery-of such modification agreement, provided that such modifications do not increase the obligations of Tenant hereunder or adversely affect the leasehold interest hereby created.

                             ARTICLE 26

                        Estoppel Certificate

          Each party shall at any time, and from time to time, within ten (10) days after so requested by the other party, execute, acknowledge and deliver to the other party, a statement addressed to the other party or its designee stating (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), (b) stating the dates to which the minimum rent and additional rent have been paid, (c) stating whether or not, to the knowledge of, the certifying party, there exists any default by the other, and, if so, specifying each such default, and (d) with respect to Tenant, such other information requested by Landlord or the Mortgagee, it being intended that any such statement may be relied upon by Landlord and parties with whom it may be dealing, including any mortgagee or prospective mortgagee of any mortgage affecting the Building or the leasehold estate under any ground or underlying lease affecting the land described in Schedule B and/or Building and improvements thereon, or may be relied upon by the landlord under any such ground or underlying lease or a purchaser of Lessee's estate under any such ground or underlying lease or any interest therein, or by Tenant or its permitted assignee.


                                  ARTICLE 27

                             Waiver of Jury Trial

          Landlord and Tenant hereby waive trial by jury in any proceeding, action or counterclaim that may hereafter be instituted against it on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord or Tenant, Tenant's use or occupancy of the Demised Premises, including any claims for injury or damage, or any emergency or other statutory remedy with respect thereto.

                                  ARTICLE 28

                             Surrender of Premises

          Section 28.01. Upon the expiration or other termination of the term of this Lease, Tenant shall quit and surrender the Demised Premises in good order and condition, ordinary wear and tear and damage by the elements, fire or other casualty or any other cause for which Tenant might not be liable excepted, and shall remove all its property therefrom, except as otherwise provided in this Lease. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this Lease.

          Section 28.02. In the event Tenant shall remain in possession of the Demised Premises after the expiration or other termination of the term of this Lease, such holding over shall not constitute a renewal or extension of this Lease. Landlord, may, at its option, elect to treat Tenant as one who is not removed at the end of the term, and thereupon be entitled to all of the remedies against Tenant provided by law in that situation or Landlord may elect to construe such holding over as a tenancy from month-to-month, subject to all of the terms and conditions of this Lease, except as to the duration thereof, and the minimum rent shall be due, in either of such events, at a monthly rental rate equal to two (2) times the monthly installment of minimum rent which would otherwise be payable for such month, together with any and all additional rent.

                                  ARTICLE 29

                             Rules and Regulations

          Section 29.01. Tenant, its servants employees, agents, visitors and licensees shall observe faithfully and comply with the rules and regulations set forth in Schedule "D" attached hereto and made a part hereof. Landlord shall have the right from time to time during the term of this Lease, upon reasonable prior notice to Tenant, to make reasonable changes in and additions to the rules thus set forth.

          Section 29.02. Any failure by Landlord to enforce any rules and regulations now or hereafter in effect, either against Tenant or any other tenant in the Building, shall not constitute a breach hereunder or waiver of any such rules and regulations.

                                  ARTICLE 30

                    Successors and Assigns and Definitions

          Section 30.01. The covenants, conditions and agreements contained in this Lease shall bind and enure to the benefit of Landlord and Tenant and their respective distributees, legal representatives, successors and, except as otherwise provided herein, their assigns.

          Section 30.02. The term "Landlord" as used in this Lease, so far as the covenants and agreements on the part of Landlord are concerned shall be limited to mean and include only the owner or owners at the time in question of the tenant's estate under the Ground Lease or under any ground or underlying lease covering the land described in Schedule B hereto annexed and/or the Building and improvements thereon. In the event of any assignment or assignments of such tenant's estate, and regardless of whether the assignee is financially responsible or solvent and not notwithstanding that the assignor may be a stockholder, officer or director of a corporate assignee or may be associated directly or indirectly with the assignee, Landlord herein named (and in case of any subsequent assignment, the then assignor) shall be automatically freed and relieved from and after the date of such assignment of all personal liability as respects to performance of any of Landlord's covenants and agreements thereafter to be performed, and such assignee shall, by acceptance of such assignment, be bound by all of such covenants and agreements; it being intended that Landlord's covenants and agreements shall be binding on Landlord, its successors and assigns only during and in respect of their successive periods of such ownership. Notwithstanding the foregoing, Landlord shall not be relieved of any liability with respect to any security deposited with and held by Landlord until said security is transferred to such assignee.

          However, in any event, Landlord shall not have any personal liability or obligation by reason of any default by Landlord under any of Landlord's covenants and agreements in this Lease, and in case of such default, Tenant will look only to Landlord's estate, as tenant under the Ground Lease or under any ground or underlying, lease, covering the land described in Schedule B, to recover any loss or damage resulting therefrom; and Tenant shall have no right to nor shall Tenant assert any claim against nor have recourse to Landlord's other property or assets to recover such loss or damage.

          Section 30.03. All pronouns or any variation thereof shall be deemed to refer to masculine, feminine or neuter, singular or plural as the identity of the person or persons may require; and if Tenant shall consist of more than one
(1) person, the obligations of such persons, as Tenant, under this Lease, shall be joint and several.

          Section 30.04. The definitions contained in Schedule F annexed hereto are hereby made a part of this Lease.

                                  ARTICLE 31

                                    Notices

          Any notice, statement, certificate, request, approval, consent or demand required or permitted to be given under this Lease shall be in writing sent by registered or certified mail (or reputable, commercial overnight courier service), return receipt requested and postage prepaid, addressed, as the case may be, to Landlord, at 750 Lexington Avenue, New York, New York 10022, and to Tenant, prior to the Commencement Date at _______________________, and after the Commencement Date, at the Demised Premises, or to such other addresses as Landlord or Tenant respectively shall designate in the manner herein provided. Such notice, statement, certificate, request, approval, consent or demand shall be deemed to have been given two (2) days after the date of mailing, as aforesaid, or on the date of delivery by overnight courier.

                                  ARTICLE 32

                          No Waiver; Entire Agreement

          Section 32.01. The specific remedies to which Landlord may resort under the provisions of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which Landlord may be lawfully entitled in case of any breach or threatened breach by Tenant of any of the terms, covenants and conditions of this Lease. The failure of Landlord to insist upon the strict performance of any of the terms, covenants and conditions of this Lease, or to exercise any right or remedy herein contained, shall not be construed as a waiver or relinquishment for the future of such term, covenant, condition, right or remedy. A receipt by Landlord of minimum rent or additional rent with knowledge of the breach of any term, covenant or condition of this Lease shall not be deemed a waiver of such breach. This Lease may not be changed or terminated orally. In addition to the other remedies in this Lease provided, Landlord shall be entitled to restraint by injunction of the violation or attempted or threatened violation of any of the terms, covenants and conditions of this Lease or to a decree, any court having jurisdiction in the matter, compelling performance of any such terms, covenants and conditions.

          Section 32.02. No receipt of monies by Landlord from Tenant, after any re-entry or after the cancellation or termination of this Lease in any lawful manner, shall reinstate the Lease; and after the service of notice to terminate this Lease, or after commencement of any action, proceeding or other remedy, Landlord may demand, receive and collect any monies due, and apply them of account of Tenant's obligations under this Lease but without in any respect affecting such notice, action, proceeding or remedy, except that if a money judgment is being sought in any such action or proceeding, the amount of such judgment shall be reduced by such payment.

          Section 32.03. If Tenant is in arrears in the payment of minimum rent or additional rent, Tenant waives its right, if any, to designate the items in arrears against which any payments made by Tenant are to be credited and Landlord may apply any of such payments to any such items in arrears as Landlord, in its sole discretion, shall determine, irrespective of any designation or request by Tenant as to the items against which any such payments shall be credited.

          Section 32.04. No payment by Tenant nor receipt by Landlord of a lesser amount than may be required to be paid hereunder shall be deemed to be other than on account of any such payment, nor shall any endorsement or statement on any check or any letter accompanying any check tendered as payment be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such payment due or pursue any other remedy in this Lease provided.

          Section 32.05. This Lease and the Schedules annexed hereto constitute the entire agreement between Landlord and Tenant referable to the Demised Premises, and all prior negotiations and agreements are merged herein.

          Section 32.06. If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

                                  ARTICLE 33

                                   Captions

          The captions of Articles in this Lease are inserted only as a matter of convenience and for reference and they in no way define, limit or describe the scope of this Lease or the intent of any provision thereof.

                                  ARTICLE 34

                             Inability to Perform

          Tenant's obligation to pay minimum rent and additional rent and to perform all of the other terms, covenants and conditions of this Lease shall not be affected, diminished, or excused if, by reason of unavoidable delays (as hereinafter defined), Landlord fails or is unable to supply any services or make any repairs or perform any work which under this Lease Landlord has expressly agreed to supply, make or perform, and the time for the performance or observance thereof shall be extended for the period of time as Landlord shall have been so delayed.

          The words "unavoidable delays", as used in this Lease shall mean (a) enactment of any law or issuance of any governmental order, rule or regulation
(i) prohibiting or restricting performance of work of the character required to be performed by Landlord under this Lease, or (ii) establishing rationing or priorities in the use of materials, or (iii). restricting the use of labor, and
(b) strikes, lockouts, acts of God, inability to obtain labor or materials, enemy action, civil commotion, fire, unavoidable casualty or other similar types of causes beyond the reasonable control of Landlord, other than financial inability.

                                  ARTICLE 35

                        No Representations by Landlord

          Neither Landlord nor any agent or employee of Landlord has made any representation whatsoever with respect to the Demise Premises except as expressly set forth in this Lease.

                                  ARTICLE 36

                                 Rent Control

          In the event the minimum rent and/or additional rent or any part thereof provided to be paid by Tenant under the provisions of this Lease during the demised term shall become uncollectible or shall be reduced or required to be reduced or refunded by virtue of any federal, state, county or city law, order or regulation, or by any direction of a public officer or body pursuant to law, or the orders, rules, code or regulations of any organization or entity formed pursuant to law, Tenant shall enter into such agreement(s) and take such other steps (without additional expense or liability to Tenant) as Landlord may reasonably request and as may be legally permissible to permit Landlord to collect the maximum rents which from time to time during the continuance of such legal rent restriction may be legally permissible (and not in excess of the amounts reserved therefor under this Lease). Upon the termination of such legal rent restriction, (a) the minimum rent and/or additional rent shall become and thereafter be payable in accordance. with the amounts reserved herein for the periods following such termination, and (b) Tenant shall pay to Landlord promptly upon being billed, to the maximum extent legally permissible, an amount equal to (i) minimum rent and/or additional rent which would have been paid pursuant to this Lease but for such legal rent restriction less (ii) the rents paid by Tenant during the period such legal rent restriction was in effect.

                                  ARTICLE 37

                             Late Payment Charges

          If Tenant shall fail to pay any minimum rent or additional rent within ten (10) days after its due date, Tenant shall pay a late charge of $.05 for each $1.00 which remains unpaid after such period to compensate Landlord for additional expense in processing such late payment. In addition, if Tenant fails to pay any minimum rent or additional rent within fifteen (15) days after its due date, Tenant shall pay interest thereon from the date due until the date paid at the rate of one and one-half percent (1 1/2%), per month. If any check of Tenant in payment of any sum due under this Lease, including but not limited to minimum rent and additional rent, fails to clear the bank, Tenant shall pay a charge of $100.00.

                                  ARTICLE 38

                               Security Deposit

          Section 38.01. Concurrently with the execution of this Lease, Tenant shall deposit with Landlord the sum of $53,510.40, by Letter of Credit as provided in Section 38.02, as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease. Tenant agrees that, in the event that Tenant defaults, after any applicable notice and expiration of any applicable cure period, in respect of any of the terms, provisions and conditions of this Lease (including the payment of minimum rent and additional rent), Landlord may notify the "Issuing Bank" (as such term is defined in Section 38.02) and thereupon receive all of the monies represented by the said Letter of Credit and use, apply, or retain the whole or any part of such proceeds to the extent required for the payment of any rent, additional rent, or any other sum as to which Tenant is in default, or for any sum that Landlord may expend or may be required to expend by reason of Tenant's default, in respect of any of the terms, covenants and conditions of this Lease (including any damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord). In the event that Landlord applies or retains any portion or all of the proceeds of such Letter of Credit Tenant shall forthwith restore the amount so applied or retained so that, at all times, the amount deposited shall be $53,510.40. Upon Tenant making such additional deposit, Landlord is hereby authorized to act as Tenant's agent to use the proceeds of the Letter of Credit to obtain a new Letter of Credit and Tenant hereby irrevocably appoints Landlord as Tenant's agent and attorney-in-fact to obtain a replacement Letter of Credit from the Issuing Bank or any such qualifying back (such qualifying bank shall then be the Issuing Bank). If Tenant shall fail or refuse to make such additional deposit, Landlord shall have the same rights in law and in equity and under this Lease as it has with respect to a default by Tenant in the payment of minimum rent. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the Letter of Credit shall be returned to Tenant within thirty (30) days after the expiration date and after delivery of possession of the entire Demised Premises to Landlord in the condition provided in this Lease for such delivery of possession.

          Section 38.02. Such letter of credit (the "Letter of Credit") shall be a clean, irrevocable and unconditional Letter of Credit (the "Letter of Credit") issued by and drawn upon any commercial bank (the "Issuing Bank") with offices for banking purposes in the City of New York and having at all times that such Letter of Credit is in effect a net worth of not less than $500,000,000.00, which Letter of Credit shall have an initial term of not less than one year or thereafter having a term expiring not less than ninety (90) days following the expiration of the term of this Lease, shall permit multiple drawings, shall be transferable by the beneficiary on one or more occasions at no charge to the beneficiary, and otherwise be in form and content satisfactory to Landlord, be for the account of Landlord and be in the amount of $53,510.40. Notwithstanding the foregoing, if at any time the net worth of the issuing Bank is less than $500,000,000.00 or its rating is downgraded from its current rating, and provided Tenant does not replace the existing Letter of Credit with a Letter of Credit meeting the criteria of Section 38.02 within the sooner of thirty (30) days following Tenant's receipt of Landlord's notice to Tenant of either of the foregoing events or the number of days remaining until the expiration date of the existing Letter of Credit, Landlord shall have the right, at any time thereafter, to draw down the entire proceeds of the existing Letter of Credit and hold such proceeds pursuant to the terms of Section 38.01 as cash security pending the replacement of such Letter of Credit. The Letter of Credit shall provide that:

                    (a) the Issuing Bank shall pay to Landlord or its duly authorized representative an amount up to the face amount of the Letter of Credit upon presentation of the Letter of Credit and a sight draft, in the amount to be drawn;

                    (b) it shall be deemed automatically renewed, without amendment, for consecutive periods of one (1) year each thereafter during the term of this Lease, unless Issuing Bank sends written notice (hereinafter. referred to as the Non-Renewal Notice) to Landlord by certified or registered mail, return receipt requested, not less than sixty (60) days next preceding the expiration date of the Letter of Credit that it elects not to have the Letter of Credit renewed, and it being agreed that the giving of such Non-Renewal Notice shall for the purpose of this Article 38 be deemed a default under this Lease;

                    (c) Landlord, subsequent to its receipt of a Non-Renewal Notice, and prior to the expiration date of the Letter of Credit, shall have the right, exercisable by means of sight draft, to receive the monies represented by the Letter of Credit and hold such proceeds pursuant to the terms of Section 38.01 as cash security pending the replacement of such Letter of Credit; and

                    (d) upon Landlord's sale or assignment of its estate as Tenant under any ground or underlying lease, the Letter of Credit. shall be transferable by Landlord, as provided in Section 38.03.

               Section 38.03. In the event Landlord's estate as tenant under any ground or underlying Lease is sold or assigned, Landlord shall to transfer the cash security or the Letter of Credit then held by Landlord to the vendee or assignee, and Landlord shall thereupon be released by Tenant from all liability for the return of such cash security or Letter of Credit. In such event, Tenant agrees to look solely to the new Landlord for the return of said cash security or Letter of Credit. It is agreed that the provisions hereof shall apply to every transfer or assignment made of the cash security or Letter of Credit to a new Landlord.

               Section 38.04. Tenant covenants that it will not assign or encumber, or attempt to assign or encumber, the monies or Letter of Credit deposited hereunder as security, and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment, or attempted encumbrance.

               Section 38.05. The use of the security, as provided in this Article, shall not be deemed or construed as a waiver of Tenant's default or as a waiver of any other rights and remedies to which Landlord may be entitled under the provisions of this Lease by reason of such default, it being intended that Landlord's rights to use the whole or any part of the security shall be in addition to but not in limitation of any such other rights and remedies; and Landlord may exercise any of such other rights and remedies independent of or in conjunction with its rights under this Article.

          IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease as of the day and year first above written.

                                        475 PARK AVENUE SO. CO.
                                        By: /s/ Charles Steven Cohen, Agent
                                           -------------------------------------
                                                                        Landlord

                                        INTELLIQUEST INFORMATION GROUP, INC.
                                        By: /s/ Susan M. Georgen
                                           -------------------------------------
                                                                          Tenant

STATE OF NEW YORK   )
-----------------

                    : ss.:

COUNTY OF NEW YORK  )

          On the ________ day of ____________________, 1998, before me personally came Charles Steven Cohen, to me known and known to me to be an agent of the firm of 475 PARK AVENUE SO. CO., the firm described in and which executed the foregoing instrument, and acknowledged that he executed the same for and on behalf of and with the authority of the said firm of 475 PARK AVENUE SO. CO., for the uses and purposes therein mentioned.


                                         _________________________________
                                                   Notary Public


STATE OF NEW YORK   )

                    : ss.:

COUNTY OF NEW YORK  )

          On this 1 day of April, 1998, before me personally came SUSAN M. GEORGEN-SAAD to me known, who being by me duly sworn, did depose and say that she resides at 4906 Mancie Drive, Austin Texas; that she is the CFO of INTELLIQUEST INFORMATION GROUP, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.



                                         /s/ Harris Bornstein
                                         ---------------------------------
                                                   Notary Public

                                  SCHEDULE A

                                  Floor Plan

                                   [DIAGRAM]

                                  SCHEDULE B
                                     Work


                                     LEASE

                                    Between

                            475 PARK AVENUE SO. CO.

                                                                     As Landlord
                                      And

                     INTELLIQUEST INFORMATION GROUP, INC.,

                                                                       As Tenant

                Relating to part of the 17th floor in Building
                   475 Park Avenue South, New York, New York

          1. Landlord, at Landlord's expense, will provide materials, work and services to build the installation in the Demised Premises, as more particularly shown on the plans and specifications prepared by Tenant's architect, IRI Design Associates, dated March 10, 1998, and the plans and specifications prepared by Tenant's engineer, _________________________, dated ________________________, all of which have been delivered to and initialed and approved by Landlord and Tenant.

          Tenant shall cause said plans to be filed promptly, at Tenant's expense, with the appropriate governmental agencies in such form (building notice, alteration or other form) as Landlord may direct, including filing of Building Department Form No. TR-1. Tenant, at Tenant's expense, shall obtain a building permit for such work.

          Landlord shall not be obligated to commence its work until such permit is obtained. Tenant shall be responsible for the coordination of all architectural and engineering design drawings including applicable code and local law compliance, project dimensions and existing field conditions.

          2. (a) In accordance with and as indicated on the said plans and specifications, Landlord, at Landlord's expense, except as otherwise specified in this Schedule B and the Lease, will perform and install the work and installations, all of which shall be of material, manufacture, design, capacity, finish and color of the building standard adopted by Landlord for the Building, except as otherwise set forth on said plans and specifications.

               (b) In addition to work set forth on said plans, Landlord, at the expense of Landlord, shall do the following additional work:

               (i)   Paint entry door to premises.
               (ii)  Paint entry doors to bathrooms on 17th floor hall.
               (iii) Paint frame of freight elevator.
               (iv)  Cover holes on wall close to elevators on 17th floor.
               (v)   Clean and shampoo hallway carpets

               (c) Landlord, at the cost of Tenant, shall do the following above building standard work:

               (i)   Glazing                                        $ 1,968.00
               (ii)  Carpet "Upgrade"                                 7,486.73
               (iii) Blocking for manual projection screen              475.60
               (iv)  Wood caps                                          980.00
               (v)   Blocking for electrical screen Conf. Room          625.00
               (vi)  Ceilings soffit Large conference Room            1,035.90
                                                                    ----------
                                                     TOTAL:         $12,569.73

The above amount of $12,569.73 shall be paid to Landlord at the time of execution of this Lease.

          3. If Tenant shall request Landlord to perform any additional or non-standard work, Tenant shall submit to Landlord the necessary plans and specifications therefor. Landlord, at its' sole option, may perform such work, at Tenant's expense, as a Tenant's extra, together with twenty-one (21 %) percent of such price for Landlord's overhead. Prior to commencing any such work requested by Tenant, Landlord will submit to Tenant written itemization of the price of any such work. If Tenant shall fail to approve any such price(s) within seven (7) days, they shall be deemed disapproved in all respects by Tenant and Landlord shall not be authorized to proceed thereon, and Tenant shall then have the work performed by other contractors subject to the provisions of Section
5.01 of the Lease. Concurrently with Tenant's approval, Tenant shall pay Landlord as additional rent, fifty (50%) percent of the price of such work or one hundred (100 %) of the price of the work if the price is less than $10,000, together with 21 % of the aggregate price of all work for Landlord's overhead, and thereafter, within seven (7) days after being billed therefor, Tenant shall pay Landlord as additional rent the pro rata portion of the price of such work for which Tenant is obligated to pay or toward which Tenant is obligated to contribute, which has been previously completed. If Tenant shall default in making such payment within seven (7) days after being billed, Landlord shall have the same rights as in the event of default by Tenant in the payment of minimum rent and additional rent, and Landlord shall have the further eight to discontinue performing any additional work without the same affecting the date of substantial completion as provided in Paragraph 4 below. Upon Landlord advising Tenant that Landlord has substantially completed its work, Tenant shall pay to Landlord the entire price of such work remaining unpaid, notwithstanding that minor details or adjustments which shall not materially interfere with Tenant's use of the Demised Premises may not then have been completed, as provided in Section 2.01.

          4. Tenant acknowledges that Landlord will be delayed in substantially completed the work to be performed by Landlord under Article 1 of this Schedule B, as a result of:

               (i) Tenant's request for materials, finishes or installations other than Landlord's building standard; or

               (iii) Delays in the completion of work performed on behalf of Tenant by a person, firm or corporation employed by Tenant; or

               (iv)  Any other delay caused by Tenant,

therefore the Commencement Date of the Lease, and the payment of minimum rent thereunder shall be accelerated by the number of days of such delay.

          5. Landlord will permit Tenant and its agents to enter the Demised Premises prior to the Commencement. Date of the Lease in order that Tenant may perform through its own contractors, to be first approved by Landlord, such other work and decorations as Tenant may desire, at the same time that Landlord's contractors are working in the space. The foregoing license to enter prior to the Commencement Date is conditioned upon Tenant's workmen and mechanics working in harmony and not interfering with the labor employed by Landlord, Landlord's mechanics or contractors or by any other tenants or their contractors. If at any time such entry shall cause disharmony or interference therewith, this license may be withdrawn by Landlord upon 24 hours notice to Tenant.

          Workers' Compensation and public liability insurance and property damage insurance, all in amounts and with companies and on forms reasonably satisfactory to Landlord, shall be provided and at all times maintained by Tenant's contractors engaged in the performance of the work, and before proceeding with the work, certificates of such insurance shall be furnished to Landlord.

          Such entry shall be deemed to be under all of the terms, covenants, and conditions of the Lease except as to the covenant to pay fixed rent. Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of Tenant's decorations or installations so made prior to the Commencement Date, the same being solely at Tenant's risk.

                                        475 PARK AVENUE SO. CO.



                                        By:  /s/ Charles Steven Cohen, as agent
                                             ----------------------------------
                                             Landlord

Accepted by:

INTELLIQUEST INFORMATION GROUP, INC.

By:  /s/ Susan M. Georgen-Saad
     -------------------------
     Tenant

                                  SCHEDULE C
                                  ----------

                              Description of Land

          All that certain plot, piece or parcel of land situate, lying and being in the Borough of Manhattan, City, County and State of New York, and the buildings and improvements thereon, bounded and described as follows:

          BEGINNING at the southeasterly comer of Park Avenue South and 32nd Street; running thence southerly along the easterly side of Park Avenue South 162 feet 3-1/2 inches;

          thence easterly parallel with 31st Street 80 feet;

          thence northerly parallel with Park Avenue South 35 feet 5-7/8 inches;

          thence southeasterly on an angle on it's southerly side of 86 degrees 34 minutes 00 seconds with the last described line 20 feet 1/2 inch to a line drawn parallel with Park Avenue South and distant 100 feet easterly therefrom;

          thence northerly along said last mentioned line 29 fee 3 inches to the center line of the block;

          thence easterly along said center line of the block 61 feet 2 inches;

          thence northerly parallel with Park Avenue South 98 feet 9 inches;

          thence westerly along the southerly side of 32nd Street 161 feet 2 inches to the, point or place of BEGINNING.

          SAID PREMISES being known as and by the street numbers 465 to 477 Park Avenue South.

                                  SCHEDULE D
                                  ----------

                             Rules and Regulations

          1. The rights of tenants in the entrances, corridors, elevators and escalators of the Building are limited to ingress to and egress from the tenants' premises for the tenants and their employees, licensees and invitees, and no tenant shall use, or permit the use of, the entrances, corridors, escalators or elevators for any other purpose. No tenant shall invite to the tenant's premises, or permit the visit of, persons in such numbers or under such conditions as to interfere with the use and enjoyment of any of the plazas, entrances, corridors, escalators, elevators and other facilities of the Building by other tenants. Fire exits and stairways are for emergency use only, and they shall not be used for any other purposes by the tenants, their employees, licensees or invitees. No tenant shall encumber or obstruct, or permit the encumbrance or obstruction of any of the sidewalks, plazas, entrances, corridors, escalators, elevators, fire exits or stairways of the Building. The Landlord reserves the right to control and operate the public portions of the Building and the public facilities, as well as facilities, furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally.

          2. The cost of repairing any damage to the public portions of the Building or the public facilities or to any facilities used in common with other tenants, caused by a tenant or the employees, licensees or invitees of the tenant, shall be paid by such tenant.

          3. The Landlord may refuse admission to the Building outside of ordinary business hours to any person not known to the watchman in charge or not having a pass issued by the Landlord or not properly identified, and may require all persons admitted to or leaving the Building outside of ordinary business hours to register. Tenant's employees, agents and visitors shall be permitted to enter and leave the building after ordinary business hours whenever appropriate arrangements have been previously made between the Landlord and the Tenant with respect thereto. Each tenant shall be responsible for all persons for whom he requests such permission and shall be liable to the Landlord for all acts of such persons. Any person whose presence in the Building at any time shall, in the judgment of the Landlord, be prejudicial to the safety, character, reputation and interests of the Building or its tenants may be denied access to the Building or may be rejected therefrom. In case of invasion, riot, public excitement or other commotion the Landlord may prevent all access to the Building during the continuance of the same, by closing the doors or otherwise, for the safety of the tenants and protection of property in the Building. The Landlord may require any person leaving the Building with any package or other object to exhibit a pass from the tenant from whose premises the package or object is being removed, but the establishment and enforcement of such requirement shall not impose any responsibility on the Landlord for the protection of any tenant against the removal of property from the premises of the tenant. The Landlord shall, in no way, be liable to any tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from the tenant's premises or the Building under the provisions of this rule.

          4. No tenant shall obtain or accept for use in its premises towel, barbering, boot blacking, floor polishing, lighting maintenance, cleaning or other similar services from any persons not authorized by the Landlord in writing to furnish such services, provided always that the charges for such services by persons authorized by the Landlord are not excessive. Such services shall be furnished only at such hours, in such places within the tenant's premises and under such reasonable regulations as may be fixed by the Landlord.

          5. No awnings or other projections over or around the windows shall be installed by any tenant, and only such window blinds as are supplied or permitted by the Landlord shall be used in a tenant's premises.

          6. There shall not be used in any space, or in the public halls of the Building, either by the Tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

          7. All entrance doors in each tenant's premises shall be left locked when the tenant's premises are not in use. Entrance doors shall not be left open at any time. All windows in each tenant's premises shall be kept closed at all times and all blinds therein above the ground floor shall be lowered when and as reasonably required because of the position of the sun, during the operation of the Building air conditioning system to cool or ventilate the tenant's premises.

          8. No noise, including the playing of any musical instruments, radio or television, which, in the reasonable judgment of the Landlord, might disturb other tenants in the Building shall be made or permitted by any tenant, and no cooking shall be done in the tenant's premises, except as expressly approved by the Landlord. Nothing shall be done or permitted in any tenant's premises, and nothing shall be brought into or kept in any tenant's premises, which would impair or interfere with any of the Building services or the proper and economic heating, cleaning or other servicing of the Building or the premises, or the use or enjoyment by any other tenant of any other premises, nor shall there be installed by any tenant any ventilating, air conditioning, electrical or other equipment of any kind which, in the judgment of the Landlord, might cause any such impairment or interference. No dangerous, flammable, combustible or explosive object or material shall be brought into the Building by any tenant or with the permission of any tenant.

          9. Tenant shall not permit any cooking or food odors emanating within the Demised Premises to seep into other portions of the Building.

          10. No acids, vapor or other materials shall be discharged or permitted to be discharged into the waste lines, vents or flues of the Building which may damage them. The water and wash closets and other plumbing fixtures in or serving any tenant's premises shall not be used for any purpose other than the purpose for which they were designed or constructed, and no sweepings, rubbish, rags, acids or other foreign substances shall be deposited therein. All damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

          11. Except as otherwise set forth in the Lease, no signs, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any tenant on any part of the outside or inside the premises or the Building without the prior written consent of the Landlord, which consent shall not be unreasonably withheld. In the event of the violation of the foregoing by any tenant, Landlord may remove the same without any liability, and may charge the expense incurred by such removal to the tenant or tenants Violating this rule. Interior signs and lettering on doors and elevators shall be inscribed, painted, or affixed for each tenant by Landlord at the expense of such tenant, (the charge not to exceed that which a reputable outside contractor would charge), and shall be of a size, color and style reasonably acceptable to Landlord. Landlord shall have the right to prohibit any advertising by any tenant which impairs the reputation of the building or its desirability as a building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

     12. Duplicate keys for a tenant's premises and toilet rooms shall be procured only from the Landlord, which may make a reasonable charge therefor. Upon the termination of a tenant's lease, all keys of the tenant's premises and toilet rooms shall be delivered to the Landlord.

     13. No tenant shall in any way deface any part of the Building or the premises demised to such tenant. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, which will not be unreasonably withheld or delayed, and as Landlord may reasonably direct. No tenant shall install any resilient tile or similar floor covering in the premises demised to such tenant except in a manner approved by Landlord.

     14. No tenant shall use or occupy, or permit any portion of the premises demised to such tenant to be used or occupied, as an office for a public stenographer or typist, or as a barber or manicure shop, or as an employment bureau. No tenant or occupant shall engage or pay any employees in the Building, except those actually working for such tenant or occupant in the Building, nor advertise for laborers giving an address at the Building.

     15. Except as otherwise permitted in its lease, no premises shall be used, or permitted to be used, at any time, as a store for the sale or display of goods, wares or merchandise of any kind, or as a restaurant, shop, booth, bootblack or other stand, or for the conduct of any business or occupation which predominantly involves direct patronage of the general public in the premises demised to such tenant, or for manufacturing or for other similar purposes.

     16. The requirements of tenants will be attended only upon application at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of the regular duties, unless under special instructions from the office of the Landlord.

     17. The tenant's employees shall not loiter around the hallways, stairways, elevators, front, roof or any other part of the Building used in common by the occupants thereof.

     18. If the premises demised to any tenant become infested with vermin, such tenant, at its sole cost and expense, shall cause its premises to be exterminated, from time to time, to the satisfaction of Landlord, and shall employ such exterminators therefor as shall be approved by Landlord.

                                  SCHEDULE E
                                  ----------

                            Cleaning Specifications


                                      for

                             475 Park Avenue South
                              New York, New York

Landlord will perform cleaning services in the Demised Premises and related areas as follows:

NIGHTLY
-------

     -    Empty and wipe clean all ash trays from designated smoking areas only.
     -    Empty and wipe clean all waste receptacles.
     -    Place waste in bags and remove to a designated area.
     -    Empty, clean and refill smoking urns as needed.

     - Wipe clean all areas within hand high reach; including but not limited to window sills, wall ledgers, chairs, desks, tables, baseboards, file cabinets, convector enclosures, pictures and all manner of office furniture.

     -    Wipe clean all glass top desks and tables.
     -    Sweep with treated cloths all composition tile flooring.
     -    Sweep all carpeted areas nightly and vacuum clean carpeting weekly.
     - Wash clean all water fountains and coolers, emptying waste water as necessary.

PUBLIC LAVATORIES (Nightly or as otherwise designated)
-----------------

     -    Wash and dry all bowls, seats, urinals, washbasins and mirrors.
     -    Wash and wipe dry all metal work.
     - Empty paper towel and sanitary napkin disposal receptacles and remove to designated area.
     -    Supply and insert toilet tissue, toweling and soap in dispensers.
     -    Sweep and wash floors.
     -    Wipe clean all sills, partitions and ledges.
     -    Wipe clean exterior of waste cans and dispensing units.
     -    Wash booth partitions monthly.
     -    Wash tile walls monthly.
     - Wash and dry interior of waste cans and sanitary disposal containers weekly.
     -    Machine scrub flooring monthly.
     -    Dust exterior of light fixtures quarterly.

FLOOR MAINTENANCE
-----------------

               A.   Public Corridors in Multi-Tenanted Floors only.

                    Damp mop and buff all composition flooring monthly.

               B.   High Dusting Public Areas.

                    High dust all walls, ledges, pictures, anemostats, registers, grilles, etc., not reached in normal nightly cleaning quarterly.

WINDOW CLEANING SERVICES
------------------------

                    Clean all exterior windows, inside and out periodically during the year, as Landlord deems necessary.

RUBBISH REMOVAL SERVICES
------------------------

                    Remove all dry normal office rubbish and paper from the office premises of the Demised Premises only, Mondays through Fridays, holidays excepted.

                                  SCHEDULE F
                                  ----------

                                  Definitions

          (a)  The term mortgage shall include an indenture of mortgage and deed
                        --------
of trust to a trustee to secure an issue of bonds, and the term mortgagee shall
                                                                ---------
include such a trustee.

          (b)  The terms include, including and such as shall each be construed
                         -------  ---------     -------
as if followed by phrase "without being limited to".

          (c)  The term obligations of this lease, and words of like import,
                        -------------------------
shall mean the covenants to pay rent and additional rent under this lease and all of the other covenants and conditions contained in this lease. Any provision in this lease that one party or the other or both shall do or not do or shall cause or permit or not cause or permit a particular act, condition, or circumstance shall be deemed to mean that such party so covenants or both parties so covenant, as the case may be.

          (d)  The term Tenant's obligations hereunder, and words of like
                        ------------------------------
import, and the term Landlord's obligations hereunder, and words of like import,
                     --------------------------------
shall mean the obligations of this lease which are to be performed or observed by Tenant, or by Landlord, as the case may be. Reference to performance of
                                                            -----------
either party's obligations under this lease shall be construed as "performance and observance".

          (e)  Reference to Tenant or Landlord being or not being in default
                                                                  ----------
hereunder or words of like import, shall mean that Tenant or Landlord is in
---------
default in the performance of one or more of Tenant's or Landlord's obligations hereunder, or that Tenant or Landlord is not in default in the performance of any of Tenant's or Landlord's obligations hereunder, or that a condition of the character described in Section 16.01 has occurred and continues or has not occurred or does not continue, as the case may be.

          (f)  The term laws and/or requirements of public authorities and words
                        ----------------------------------------------
of like import shall mean laws and ordinances of any or all of the Federal, state, city, county and borough governments and rules, regulations, orders and/or directives of any or all departments, subdivisions, bureaus, agencies or offices thereof, or of any other governmental, public or quasi-public authorities, having jurisdiction in the premises, and/or the direction of any public officer pursuant to law.

          (g)  The term requirements of insurance bodies and words of like
                        --------------------------------
import shall mean rules, regulations, orders and other requirements of the New York Board of Fire Underwriters and/or the New York Fire Insurance Rating Organization and/or any other similar body performing the same or similar functions and having jurisdiction or cognizance of the Building and/or the Demised Premises.

          (h)  Reference to termination of this lease includes expiration or
                            -------------------------
earlier termination of the term of this lease or cancellation of this lease pursuant to any of provisions of this lease or to law. Upon a termination of this lease, the term and estate granted by this lease shall end at noon of the date of termination as if such date were the date of expiration of the term of this lease and neither party shall have any further obligation or liability to the other after such termination (i) except as shall be expressly provided for in this lease, or (ii) except for such obligation as by its nature or under the circumstances can only be, or by the provisions of this lease, may be, performed after such termination, and, in any event, unless expressly otherwise provided in this lease, any liability for a payment which shall have accrued to or with respect to any period ending at the time of termination shall survive the termination of this lease.

          (i)  The term in full force and effect when herein used in reference
                        ------------------------
to this lease as a condition to the existence or exercise of a right on the part of Tenant shall be construed in each instance as including the further condition that at the time in question no default on the part of Tenant exists, and no event has occurred which has continued to exist for such period of time (after the notice; if any, required by this lease), as would entitle Landlord to terminate this lease or to dispossess Tenant.

          (j)  The term Tenant shall mean Tenant herein named or any assignee or
                                          ------
other successor in interest (immediate or remote) of Tenant herein named, but only while such Tenant or such assignee or other successor in interest, as the case may be, is in possession of the Demised Premises as owner of the Tenant's estate and interest granted by this lease and also, if Tenant is not an individual or a corporation, all of the persons, firms and corporations then comprising Tenant.

          (k) Words and phrases used in the singular shall be deemed to include the plural and vice versa, and nouns and pronouns used in any particular gender shall be deemed to include any other gender.

                              AMENDMENT OF LEASE
                              ------------------

          AGREEMENT, made this 7th day of April, 1998 between 475 PARK AVENUE SO. CO., having an office at 750 Lexington Avenue, New York, New York 10022 ("Landlord") and INTELLIQUEST INFORMATION GROUP, INC., having an office at 1250 Capital of Texas Highway, Building One, Austin. Texas 78746.

                                  WITNESSETH:

          WHEREAS, Landlord and Tenant have executed a lease dated April 1, 1998 for part of the 17th floor at 475 Park Avenue South, New York, New York; and

          WHEREAS, Landlord and Tenant wish to amend the Lease as hereinafter provided,

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenant hereinafter provided, it is agreed that the Lease Is hereby amended as follows:

          1. Except as otherwise herein defined, all terms contained in this Agreement shall for the purposes hereof have the same meaning ascribed to them in the Lease.

          2. Section 38.01 of the Lease is deleted in its entirety and the following is substituted in its place:

          "Section 38.01. Concurrently with the execution of this Lease, Tenant shall deposit with Landlord the sum of $53,510.40, either in cash or by Letter of Credit as provided in Section 38.02, as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease. Tenant agrees that, in the event that Tenant defaults in respect of any of the terms, provisions and conditions of this Lease (including the payment of minimum rent and additional rent) beyond applicable grace periods, Landlord may use, apply, or retain the whole or any part of the cash security so deposited or may notify the "Issuing Bank" (as such term is defined in Section 38.02) and thereupon receive all of the monies represented by the said Letter of Credit and use, apply, or retain the whole or any part of such proceeds, as the case may be, to the extent required for the payment of any rent, additional rent, or any other sum as to which Tenant is in default, or for any sum that Landlord may expend or may be required to expend by reason of Tenant's default, in respect of any of the terms, covenants and conditions of this Lease (including any damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord), and Landlord shall hold the portion of such monies not applicable to Tenant's obligations as security for the future performance of Tenant's obligations under this Lease. In the event that Landlord applies or retains any portion or all of such cash security or proceeds of such Letter of Credit, as the case may be, Tenant shall forthwith restore the amount so applied or retained so that, at all times, the amount deposited shall be $53,510.40. If Tenant shall fail or refuse to make such additional deposit, Landlord shall have the same rights in law and in equity and under this Lease as it has with respect to a default by Tenant in the payment of minimum rent. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the cash security or Letter of Credit, as the case may be, shall be returned to Tenant within thirty (30) days after the expiration date and after delivery of possession of the entire Demised Premises to Landlord in the condition provided in the condition provided in this Lease for such delivery of possession."

          3. The first line of Section 38.02, beginning with the word "Such" and ending with the word "be" is deleted and the following is substituted in its place. "In lieu of a cash deposit, Tenant may deliver to Landlord".

          4. Except as hereinabove amended, all of the terms, covenants and conditions of the Lease shall remain controlling between the parties.

          IN WITNESS WHEREOF, Landlord and Tenant have exercised this Agreement on the day and year first above written.


                                   475 PARK AVENUE SO. CO.
                                   Landlord
                                   By:  /s/ Charles Steven Cohen, as agent
                                       ----------------------------------------
                                       Name:
                                       Title:

                                   INTELLIQUEST INFORMATION GROUP, INC.
                                   Tenant
                                   By:   /s/ Susan N. Georgen-Saad
                                        ---------------------------------------
                                        Name:  Susan N. Georgen-Saad
                                        Title:  C.F.O.

                           SECOND AMENDMENT OF LEASE
                           -------------------------

          SECOND AMENDMENT OF LEASE ("Agreement"), dated this 12th day of November, 1999, between 475 PARK AVENUE SO. CO., a New York partnership having an office at 750 Lexington Avenue, New York, New York 10022 ("Landlord"), and NAVIANT, INC., a Delaware corporation having an office at 475 Park Avenue South, New York, New York 10016 ("Tenant").

                                  WITNESSETH:

          WHEREAS, Landlord and Intelliquest Information Group, Inc., Tenant's predecessor-in-interest have heretofore entered into a lease dated April 1, 1998, as amended by agreement dated April 7, 1998 (collectively the "Lease") for part of the 17th floor ("Existing Premises") in the building known as 475 Park Avenue South, New York, New York ("Building"), for the term ending October 31, 2003; and

          WHEREAS, Tenant wishes to rent additional space on the 17th floor which adjoins the Existing Premises (the "Additional Premises"), and extend the term of the Lease, and Landlord is willing to do so, upon the terms and conditions hereinafter provided.

          NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter provided, Landlord and Tenant agree as follows:

          1. Except as otherwise herein defined, all terms contained in this Agreement shall for the purposes hereof have the same meaning ascribed to them in the Lease.

          2. Tenant has examined and agrees to accept the Additional Premises in its present "as is" condition and state of repair, subject to and upon substantial completion by

Landlord, at Landlord's own expense, of the installation of new carpeting and wall covering in the 17/th/ floor common corridor.

          3. (A) Landlord shall deliver the Additional Premises to Tenant on the date that Landlord substantially completes its work (the "Effective Date"), and following the Effective Date, wherever the term Demised Premises is referred to in the Lease, the same shall mean collectively, the Additional Premises more particularly delineated in the plan annexed hereto as Schedule A, and the Existing Premises. Except as set forth in Article 2 above, Landlord shall have no obligation to perform any other work in connection with preparing the Additional Premises for Tenant's occupancy.

              B. If, prior to the Effective Date, Tenant shall enter the Additional Premises to make any installations, Landlord shall have no liability or obligation for the care or preservation of Tenant's property, except for the negligence of Landlord, its agents, servants and employees.

              C. Promptly after the Effective Date, Landlord and Tenant will execute a statement in recordable form confirming the Effective Date in accordance with the foregoing provisions.

          4.  The Lease is amended as follows:

               A. Notwithstanding the provisions of Article 1 of the Lease, the term of the Lease shall be extended to the date (the "Extended Expiration Date") that shall be five (5) years and one (1) month following the Effective Date, plus the number of days required, if any, to have such term expire on the last day of the calendar month, or on such earlier date upon which said term may expire or terminate pursuant to any of the conditions or covenants of the Lease or pursuant to law.

               B. Commencing from and after the Effective Date, with respect to the Additional Premises only:

               (i) Tenant shall pay as minimum rent for the period from the Effective Date to the Extended Expiration Date the amount of $133,000 per annum (or $11,083.33 per month), provided if the Effective Date is not the first day of the month then the minimum rent for such month shall be prorated; however, part of the minimum rent for the 1st month following the Effective Date in the amount of $10,208.33 shall be abated and the balance of minimum rent of $875.00 for such month shall be payable.

               (ii) In Section 22.01 (a) of the Lease:

                    (a) in subdivision (i) the "Tax Base Factor"
               shall mean the average of the real estate taxes for the periods from July 1, 1999 to June 30, 2000 and from July 1, 2000 to June 30, 2001.

                    (b) in subdivision (iii), the "comparative
               tax year" shall mean the tax year commencing July
               1, 2000 and each subsequent real estate tax year.

                    (c) in subdivision (v), "the Percentage"
               shall mean "1.045%".

               (iii)  In Section 22.02 of the Lease:

                    (a) in subdivision (ii), the "Base Wage Rate"
               shall mean the Wage Rate for the calendar year
               2000, without fringes.

                    (b) in subdivision (v), the "Multiplication
               Factor' shall mean 3,500.

               (iv) In Section 23.03, the "Rent Inclusion Factor" shall mean $10,500.

               C.  With respect to the Existing Premises only,
          Section 301(a) is amended to provide that the minimum rent for the period commencing November 1, 2003 to the Extended Expiration Date shall be at the rate of $177,460.00 per annum (or $14,788.33 per month).

          5. Concurrently with the execution of this Agreement, Tenant shall deposit with Landlord the sum of $55,415, either in cash or by a Letter of Credit meeting the criteria provided in Section 38.02 of the Lease, to be held by Landlord as additional security pursuant to the provisions of Article 38 of the Lease. Upon such payment the total security deposit referred to in said
Article 38 shall be $108,925.00.

          6. Subject to the provisions of Article 5 of this Lease, Tenant agrees to perform the initial work and installations required to make the Additional Premises suitable for the conduct of Tenant's business. Tenant agrees to deliver to Landlord, for Landlord's approval, the plans and specifications for Tenant's initial work within thirty (30) days from the date hereof. Landlord agrees to contribute up to the sum of $52,500.00 ("Landlord's Contribution") towards the cost of such work, which shall include hard and soft costs. Landlord shall pay to Tenant, from time to time, ninety (90%) percent of the cost of the work requested by Tenant theretofore performed by the contractor, provided Tenant delivers to Landlord concurrently with its request, receipted bills of the contractor involved approved by Tenant, a certificate by Tenant's architect that such bills have been approved and the work or materials evidenced by such bills have been satisfactorily performed or delivered and a waiver of mechanic's lien signed by the contractor with respect to the amount paid as evidenced by the receipted bill, such payment to be made to Tenant within twenty (20) days after receipt of Tenant's request together with the aforesaid documentation. Within ten (10) days after Landlord receives a certificate from Tenant's architect stating that Tenant's work (including the work, if any, performed by Landlord) has been substantially completed, that the same has been performed in compliance with all applicable Governmental Requirements and the approved plans and specifications and delivery to Landlord of the final "sign off" letters and equipment use permits (as necessary) for all work performed from the applicable municipal authorities. Landlord shall pay to Tenant the aggregate of the ten (10%) percent sums retained by Landlord. Landlord shall have no obligation or responsibility to pay any cost exceeding the amount of Landlord's Contribution. If the amount Tenant expends for the cost exceeds the amount of Landlord's Contribution, Tenant shall be responsible for the payment to the contractors of the excess. If said amount is less than the amount of Landlord's Contribution, Landlord shall not be obligated to pay such difference to Tenant. Tenant shall indemnify and hold Landlord harmless from and against any and all claims, costs and expenses in connection with such work exceeding the amount of Landlord's Contribution.

          7. The following Articles 39 and 40 shall be added to the Lease to read as follows:

                                  "ARTICLE 39


                                Expansion Space

          "Section 39.01. So long as this Lease is then in full force and effect and Tenant is not then in default in performing any of the conditions of this Lease on its part to be performed, both at the time of Landlord's Availability Notice (as hereinafter defined) and on the Effective Date (as hereinafter defined) for the Expansion Space (as hereinafter defined), at the time during the two (2) year period following the Effective Date that Landlord becomes aware of the potential availability of the remainder of the space on the 17th floor (the "Expansion Space") which Landlord anticipates will become available for lease and future occupancy by Tenant, Landlord shall then give Tenant notice thereof (the "Availability Notice"). Such notice shall also state the rentable square feet of the Expansion Space, which for the purpose of this
Article 39 is deemed to be 4,200 rentable square feet, and Landlord's reasonable estimation of the date when such Expansion Space will be available for Tenant's occupancy (the "Occupancy Date"). If the same is subject to the prior right of the then tenant thereof to renew the term thereof or of another existing tenant to lease the same (collectively, the "Prior Right"), Landlord shall include in its Availability Notice the existence of such Prior Right and the date by which the same must be exercised by the existing tenant having such Prior Right. Concurrently with giving the Availability Notice to Tenant, Landlord shall give to the existing tenant notice to exercise its Prior Right. Landlord thereafter shall notify Tenant of the exercise or non-exercise of such Prior Right. Tenant shall have the one time right to exercise its option to lease such Expansion Space by giving Landlord written notice of its election to do so (the "Exercise Notice"), within thirty (30) days from the date of its receipt of the Availability Notice, with TIME OF THE ESSENCE. However, if such Expansion Space is subject to a Prior Right, Tenant may exercise its option by giving the Exercise Notice within thirty (30) days from the date of its receipt of written notice from Landlord of the non-exercise of such Prior Right, with TIME OF THE ESSENCE. If Landlord does not receive the Exercise Notice within the applicable thirty (30) day period, then Tenant shall have no further rights with respect to the Expansion Space under this Article 39, and Landlord may lease such Expansion Space to any other party upon such terms and conditions as Landlord may deem desirable.

          Section 39.02. Tenant shall take possession of the Expansion Space and Landlord shall deliver possession thereof to Tenant on the later of the Occupancy Date and the actual date on which Landlord shall have delivered such Expansion Space to Tenant vacant (the "Effective Date"), and from and after the Effective Date such Expansion Space shall automatically be deemed added to and made part of the Demised Premises upon all of the terms, covenants and conditions as are contained in this Lease (except those which by their terms are no longer applicable), except as follows:

               1. Tenant agrees to accept possession of the Expansion Space in its then "As Is" condition and Landlord shall not be required to do any work therein to prepare the same for Tenant's occupancy.

               2.  The respective amounts of the minimum rent provided in
          Section 3.01 (a) shall be increased by the amount equal to the fair market annual rental value ("Rental Value") of the Expansion Space as of the Effective Date, but not less than at the aggregate rate per square foot payable for minimum rent and additional rent payable under Article 22 of this Lease immediately prior to the Effective Date. In the event the parties fail to agree on such Rental Value within ninety (90) days prior to the Effective Date, such Rental Value shall be determined by arbitration in the manner as hereinafter provided in Article 40; and the determination of such arbitrator shall be conclusive and binding on the parties. If for any reason such Renal value shall not be determined prior to the commencement of the Effective Date, Tenant, in the meantime shall pay the monthly installments of minimum rent at the rate per square foot payable for minimum rent and said additional rent immediately prior to the Effective Date. If the Rental Value shall be greater than the amount paid by Tenant for the Additional Space following the Effective Date, Tenant forthwith after the arbitrators' decision, shall pay to Landlord the difference between the monthly installments actually paid and the monthly installments which should have been paid from the commencement of the Effective Date, and thereafter Tenant shall pay the monthly installments of the new minimum rent.

               3. In Section 22.01(a), with respect to the Expansion Space only, in subdivision (i) the "Tax Base Factor" shall mean the July 1 - June 30 fiscal year in which the Effective Date occurs; in subdivision
          (iii) the "comparative tax year" shall mean the July - June 30 fiscal year immediately following the Tax Base Factor; and in subdivision (v) the "Percentage" shall mean 1.058%.

               4. In Section 22.02(a), with respect to the Expansion Space only, in subdivision (ii), the "Base Wage Rate" shall man the Wage Rate in effect for the calendar year in which the Effective Date occurs; and in subdivision (v) the "Multiplication Factor" shall mean 4,200.

          Section 39.03. Notwithstanding the provisions of Section 39.02, if Landlord is unable to give possession of the Expansion Space on the Effective Date because of the holding-over of the tenant thereof, Landlord shall not be subject to any liability for failure to give possession on the Effective Date, but the Effective Date shall not be deemed to have occurred for any purpose whatsoever until the date that Landlord shall actually deliver possession of the Expansion Space to Tenant. In any event, Landlord shall promptly commence and diligently prosecute holdover proceedings or such other legal proceedings as may be required in order to obtain prompt possession of the Expansion Space as promptly thereafter as may be practical.

          Section 39.04. Following the determination of the Effective Date, the minimum rent and the escalation rents of the Expansion Space, Landlord and Tenant shall execute an agreement amending this Lease to reflect the foregoing, but the provisions of this Article 39 shall be effective with respect to the Expansion Space effective from and after the Effective Date whether or not such an amendment is executed.

          Section 39.05. Except as specifically amended in this Article 39, all of the terms, covenants and conditions of this Lease shall continue in full force and effect and unchanged."

                                  ARTICLE 40

                                  Arbitration

          Section 40.01. The arbitration provided for in Article 39 shall be settled in the Borough of Manhattan, City, County and State of New York, conducted to the extent consistent with this Article 40 in accordance with the rules then obtaining of the American Arbitration Association, or any successor body of similar function, governing commercial arbitration, except that the forgoing shall not be deemed or construed to require that such arbitration actually be conducted by or before the American Arbitration Association or any successors body of similar function. The arbitration shall be conducted before arbitrators selected as follows: The party desiring arbitration shall appoint a disinterested person as arbitrator on its behalf and give notice thereof to the other party who shall, within twenty (20) days thereafter, appoint a second disinterested person as arbitrator on its behalf and give written notice thereof to the first party. The arbitrators thus appointed shall, within twenty (20) days after the date of the appointment of the second arbitrator, appoint a third disinterested person, who shall be a person licensed by the State of New York (if such license is required by law) or otherwise qualified and having the necessary expertise, including at least ten (10) years experience, in the manner or discipline which is the primary subject or is primarily involved in such arbitration. If the arbitrators thus appointed shall fail to appoint such third disinterested person within said twenty (20) day period, then either party may, by application to the presiding Justice of the Appellate Division of the Supreme Court of the State of New York for the First Judicial Department, which application shall be made within fifteen (15) days after the end of said twenty
(20) day period, seek to appoint such third disinterested person, such appointment being made not later than thirty (30) days after the date of said application. Upon such appointment, such person shall be the third arbitrator as if appointed by the original two arbitrators. The decision of the majority of the arbitrators shall be final, non-appealable, conclusive and binding on all parties and judgment upon the award may be entered in any court having jurisdiction. If a party who shall have the right pursuant to the foregoing, to appoint an arbitrator, fails or neglects to do so, then and in such event the other party shall select the arbitrator not so selected by the first party, and upon such selection, such arbitrator shall be deemed to have been selected by the first party. The expenses of arbitration shall be shared equally by Landlord and Tenant, unless this Lease expressly provides otherwise, but each party shall and be separately responsible for its own counsel and witness fees and disbursements, unless this Lease expressly provides otherwise. Landlord and Tenant agree to sign all documents and to do all other things reasonably necessary to submit any such matter to arbitration and further agrees to, and hereby do, waive any and all rights they or either of them may at any time have to revoke their agreement hereunder to submit to arbitration and to abide by the decision rendered thereunder and agree that a judgment or order may be entered in any court of competent jurisdiction based on an arbitration award (including the granting of injunctive relief).

          Second 40.02. The arbitrators shall be disinterested persons having at least ten (10) years experience in the County of New York in a calling connected with the dispute, and shall have the right to retain and consult experts and competent authorities skilled in the matter under arbitration, but any such consultation shall be made in the presence of both parties, with full right on their part to cross-examine such experts and authorities. The arbitrators shall render their decision and award upon the concurrent of at least two (2) of their number, not later than sixty (60) days after appointment of the third arbitrator. Their decision and award shall be in writing and counterpart copies thereof shall be delivered to each of the parties. In rendering their decision and award, the arbitrators shall have no power to modify or in any manner alter or reform any of the provisions of this Lease, and the jurisdiction of the arbitrators is limited accordingly."

          8. Landlord and Tenant represent and warrant that they had no dealings or negotiations with any brokers or agents other than Newmark & Company Real Estate, Inc. and Cohen Brothers Realty Corporation, in connection with this Agreement. Landlord will pay said brokers a commission pursuant to separate agreements. Landlord and Tenant agree to indemnify and hold harmless the other from and against any cost, expense or liability for any compensation, commissions or charges arising out of a breach by the other of the representations contained in this paragraph.

          9. Except as modified by this Agreement, the Lease and all the terms, covenants and conditions thereof (except those which by their terms are no longer applicable) shall remain in full force and effect and are hereby in all respects ratified and confirmed.

          IN WITNESS WHEREOF, Landlord and Tenant have executed this Agreement on the day and year first above written.


                                        475 PARK AVENUE SO. CO.
                                                                        Landlord
                                        By:  /s/  Charles Steven Cohen
                                            ------------------------------------
                                            Charles Steven Cohen, Agent:

                                        NAVIANT, INC.

                                        By: /s/  R.T. Butkus
                                            ------------------------------------
                                            Name: R.T. Butkus
                                            Title:  Senior Vice President

                                                                          Tenant